UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Delek US Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Delek US Holdings, Inc. (the “Company,” “Delek,” “we,” “us,” or “our”) will be held on May 3, 2022 at 1:00 p.m., central time, for the following purposes:

(1)	To elect eight directors of the Company to serve until the 2023 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified;

(2)	To adopt the advisory resolution approving the Company’s executive compensation program for our named executive officers as described in the Proxy Statement;

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year;

(4)	To approve an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder;

(5)	To approve an amendment and restatement of our Amended and Restated Certificate of Incorporation adding certain provisions required by the Jones Act; and

(6)	To transact any other business properly brought before the Annual Meeting.

To provide a safe experience for our stockholders and employees, we will once again conduct a virtual annual meeting, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. You may virtually attend the meeting, submit questions, and vote your shares by visiting www.cesonlineservices.com/dk22_vm as described in the accompanying Proxy Statement. To participate in the Annual Meeting, you must register at www.cesonlineservices.com/dk22_vm by 1:00 p.m., central time, on May 2, 2022.

Additional information concerning the matters to be voted upon at the Annual Meeting is set forth in the Company’s proxy materials. We have enclosed the 2021 Annual Report, Proxy Statement (together with this notice of Annual Meeting), and proxy card or voting instruction form. If you have any questions or need assistance, please contact our Investor Relations department at (615) 224-1312.

Only stockholders of record at the close of business on March 25, 2022 are entitled to receive notice of and vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the Annual Meeting at our corporate headquarters.

If you were a stockholder at the close of business on March 25, 2022, it is important that you vote your shares as soon as possible using one of the methods set forth on the proxy card or voting instruction form or by signing and returning your proxy card. Your vote is important and you are encouraged to vote your shares as soon as possible, even if you plan to participate in and vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual meeting virtually, it is important that you read the enclosed Proxy Statement and promptly vote by completing, signing, and dating the proxy card and mailing it in the enclosed, postage pre-paid envelope. You may also vote by telephone or by the Internet by following the instructions on the proxy card. Please note that if you hold your shares as a beneficial owner through a bank or broker and you do not provide voting instructions with respect to any given proposal, your bank or broker will not be permitted to vote on your behalf on such proposal.

By Order of the Board of Directors, Denise McWatters Executive Vice President, General Counsel and Corporate Secretary Delek US Holdings, Inc. April 4, 2022	May 3, 2022 1:00 p.m., central time Online at www.cesonlineservices.com/dk22_vm

ADDITIONAL INFORMATION

On or about April 4, 2022, we expect to mail our proxy materials to all stockholders of record as of the record date. Our proxy materials include the Notice of the 2022 Annual Meeting of Stockholders, this Proxy Statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“2021 Annual Report”). Copies of these documents are also available on the Investor Relations page of our website at www.delekus.com. You may also obtain these materials at the SEC website at www.sec.gov. For additional questions, assistance in submitting proxies or voting shares, or to request additional copies of the Proxy Statement or the enclosed proxy card, please contact our Investor Relations department at (615) 224-1312.

The Company’s 2021 Annual Report is not proxy soliciting material. Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 3, 2022

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company’s proxy materials are available over the Internet at ir.delekus.com/sec-filings.

This Notice of the 2022 Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2021 Annual Report, and form of proxy card, and any amendments thereto, are available free of charge at https://ir.delekus.com/proxy-materials.

Stockholders may obtain a paper or email copy of these materials at no charge at https://ir.delekus.com/proxy-materials or by writing to the Secretary at the Company’s corporate headquarters located at 7102 Commerce Way, Brentwood, Tennessee 37027. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our 2021 Annual Report.

For information on how to attend, vote and participate at the Annual Meeting, any control/identification numbers needed and instructions on how to access or request a proxy card, please contact our Investor Relations department at (615) 224-1312 requesting such information.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S EIGHT NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2 TO ADOPT THE ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT, “FOR” PROPOSAL 3 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR, “FOR” PROPOSAL 4 TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER, AND “FOR” PROPOSAL 5 TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ADDING PROVISIONS REQUIRED BY THE JONES ACT, USING THE ENCLOSED PROXY CARD.

Additionally, if you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock or in obtaining any of the above materials, please contact our Investor Relations department at (615) 224-1312. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

PROXY STATEMENT

SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This is only a summary and may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement in its entirety, as well as our 2021 Annual Report. The Company’s 2021 Annual Report is not proxy soliciting material.

2022 Meeting Information

This Proxy Statement is first being furnished to stockholders on or about April 4, 2022 in connection with the solicitation by the Board of Directors (the “Board”) of Delek US Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement of such meeting.

Record Date	March 25, 2022

Meeting Date	May 3, 2022

Meeting Time	1:00 p.m., central time

Meeting Location	Online at www.cesonlineservices.com/dk22_vm

Matters to Be Voted Upon

PROPOSALS		BOARD RECOMMENDATIONS	PAGE REFERENCES

PROPOSAL 1.	ELECTION OF EIGHT DIRECTORS	FOR each Company nominee named herein	21

PROPOSAL 2.	ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	FOR	55

PROPOSAL 3.	RATIFY THE APPOINTMENT OF AUDITORS	FOR	62

PROPOSAL 4.	APPROVE THE AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN	FOR	63

PROPOSAL 5.	APPROVE THE AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ADDING PROVISIONS REQUIRED BY THE JONES ACT	FOR	71

Stockholders will also transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

A copy of this Notice of 2022 Annual Meeting of Stockholders and Proxy Statement is being sent to stockholders beginning on or about April 4, 2022.

How to Vote

Your vote is important. Even if you plan to attend the Annual Meeting, to ensure that your shares are represented and voted at the Annual Meeting, we encourage you to submit your proxy card or voting instructions form as soon as possible or to vote by Internet or phone prior to the Annual Meeting by following the instructions on your proxy card (though holders in “street name” should follow the instructions given to them by their bank, broker or other nominee to vote their shares). Internet and phone voting will close at 11:59 p.m. eastern time on May 2, 2022.

YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:

INTERNET Online at the website on the enclosed proxy card or voting instruction form	PHONE By telephone by calling the number indicated on the enclosed proxy card or voting instruction form	MAIL By signing and returning your proxy card or voting instruction card before May 2, 2022	VIRTUALLY By virtually attending the Annual Meeting at www.cesonlineservices.com/dk22_vm and voting your shares online on May 3, 2022

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this Proxy Statement which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Delek’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the SEC. Such risks and uncertainties include inherent risks and uncertainties relating to Delek’s internal models or the projections in this Proxy Statement; risks and uncertainties associated with the COVID-19 pandemic; negative changes in economic and industry conditions in the United States or other countries; disruptions to our refining operations; litigation and other judicial proceedings affecting Delek; restrictions on Delek’s liquidity or business operations resulting from its debt agreements; infringement of Delek’s technology or the assertion that Delek’s technology infringes the rights of other parties; risks and uncertainties associated with Delek’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; increases in the prices of commodity components; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States; termination or interruption of relationships with Delek’s suppliers, or failure of such suppliers to perform; fluctuations in interest rates; concentration of a substantial portion of Delek’s revenues among four refining facilities; volatility in the market price of Delek’s common stock; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; price and product competition; availability of labor and commodities; and other factors referenced in the 2021 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to Delek or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Delek assumes no obligation to update or disclose revisions to those estimates.

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 3

This Proxy Statement and our 2021 Annual Report are also available at ir.delekus.com/proxy-materials

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

This Proxy Statement and enclosed form of proxy (first mailed to stockholders on or about April 4, 2022) are furnished in connection with the solicitation by our Board of proxies for use at the Annual Meeting or at any postponement or adjournment thereof.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which we believe allows stockholders the ability to attend the Annual Meeting safely, provides expanded access to the meeting, improves communications and provides cost and time savings for our stockholders and the Company. If you are a stockholder as of the Record Date, March 25, 2022, a proxy for a record stockholder or a beneficial owner of the Company’s common stock, $0.01 par value (“Common Stock”), with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by registering at www.cesonlineservices.com/dk22_vm prior to the deadline of 1:00 p.m. on May 2, 2022, which provides our stockholders with rights and opportunities to vote and ask questions equivalent to in-person meetings of stockholders. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. The Annual Meeting will convene at 1:00 p.m. on May 3, 2022.

How does the Board recommend that I vote?

The Board recommends that you vote: (1) “FOR” each of the eight nominees to the Board named in this Proxy Statement; (2) “FOR” the advisory resolution approving the executive compensation program for our named executive officers; (3) “FOR” the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the 2022 fiscal year; (4) “FOR” the amendment to our 2016 Long-Term Incentive Plan; and (5) “FOR” the amendment and restatement of our Amended and Restated Certificate of Incorporation adding provisions required by the Jones Act.

Who is entitled to vote?

Holders of record of our Common Stock, at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 88,320,612 shares of Common Stock were issued and outstanding. The Common Stock is our only outstanding class of voting securities. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. If you virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, you may vote your shares online. Votes submitted and received as provided below on or before 11:59 p.m. eastern time on May 3, 2022 will be counted. Only votes submitted online at the virtual Annual Meeting will be counted after that time.

How do I vote?

If you were a stockholder of record at the close of business on March 25, 2022, you can vote your shares by any one of the following methods:

YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:

INTERNET Online at the website on the enclosed proxy card or voting instruction form	PHONE By telephone by calling the number indicated on the enclosed proxy card or voting instruction form	MAIL By signing and returning your proxy card or voting instruction card before May 2, 2022	VIRTUALLY By virtually attending the Annual Meeting at www.cesonlineservices.com/dk22_vm and voting your shares online on May 3, 2022

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 4

Even if you currently plan to virtually attend the Annual Meeting, we recommend that you submit your proxy by one of the methods described above so that your shares will be represented and your vote will be counted if you later decide not to virtually attend and vote online at the Annual Meeting. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual Meeting only if you have obtained a legal proxy from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

How do I vote my shares if they are held in street name?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AmStock”), you are a “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by the Company. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your brokerage, bank, trust or other nominee as custodian (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares by using the voting instructions card, and the record holder is required to vote your shares in accordance with your instructions.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Ezra Uzi Yemin, our Board Chair, President, and Chief Executive Officer, and Reuven Spiegel, our Executive Vice President and Chief Financial Officer, to vote your shares on such matters at their discretion.

Can I revoke or change my vote?

Yes. You may revoke or change your proxy, including a proxy submitted via internet or telephone as described in this Proxy Statement by: (a) notifying our Corporate Secretary in writing on or before May 2, 2022; (b) submitting a later-dated but still timely proxy card by mail on or before May 2, 2022; or (c) virtually attending and voting online at the Annual Meeting. If you are a beneficial owner with your shares held in street name, you must follow the instructions of your broker, bank, trust or other nominee who is the registered stockholder of your shares to revoke a proxy. The latest-dated, timely, properly completed voting instructions that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

What if I submit my proxy but I do not specify how I want my shares voted?

If you submit a proxy but do not specify how you want your shares to be voted, the proxy holder will vote your shares FOR each of the five proposals described in this Proxy Statement. If other matters requiring the vote of stockholders properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote proxies held by them in accordance with their best judgment.

What does it mean if I get more than one proxy card?

If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy cards you receive to ensure that ALL of your shares are voted.

Who is soliciting my vote?

Your vote is being solicited by our Board. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. The Company may also engage a third party proxy solicitor. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

Who will count the vote?

Corporate Election Services, Inc. (“CES”) will serve as master tabulator and a representative of CES will act as the inspector of the elections.

What is a “quorum”?

A “quorum” is the presence of the holders of a majority of the outstanding shares entitled to vote either virtually attending or represented by proxy at the meeting. There must be a quorum for the Annual Meeting to be lawfully conducted. Proxies received but marked as abstentions, withheld votes and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 5

What are the voting requirements to approve each proposal?

Delek has implemented majority voting in uncontested elections of directors. Accordingly, Delek’s Third Amended and Restated Bylaws (the “Bylaws”) provide that in an uncontested election of directors, a nominee for director shall be elected if the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. To approve the advisory resolution approving the executive compensation program for our named executive officers, the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the proposal to approve the amendment of our 2016 Long-Term Incentive Plan, a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon must vote in favor of each proposal. To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to add provisions required by the Jones Act, a majority of all of the issued and outstanding shares of Common Stock must vote in favor of the proposal.

What is the effect of abstentions, withheld votes and broker non-votes?

Abstentions and instructions to withhold authority to vote will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists. Shares that are not voted in the election of directors, including broker non-votes, will have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum. Abstentions have the same effect as a vote “against” proposals 2-5. Broker non-votes will have no effect on the outcome of proposals 2-4; however, a broker non-vote will have the same effect as a vote “against” proposal 5.

“Broker non-votes” are shares held by brokers or nominees which are present by virtually attending the Annual Meeting or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, NYSE-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on discretionary items.

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Non-Discretionary Items. The election of directors, the approval of the advisory resolution approving the executive compensation program for our named executive officers, the approval of the amendment of our 2016 Long-Term Incentive Plan, and the approval of the amendment and restatement of our Amended and Restated Certificate of Incorporation are considered non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

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Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may be able vote on this proposal in their discretion.

Can I change the number of copies of the Annual Meeting materials that I receive?

Yes. The Company will generally deliver one copy of its proxy materials to each address where multiple record holders of our Common Stock reside, unless we have received instructions to the contrary, a process commonly referred to as “householding.” If you are a registered stockholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, please contact your bank, broker, or other nominee record holder, or you can notify the Company by sending a written request. Written requests for additional information or additional proxy materials should be directed to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027, (615) 771-6701 or by sending an e-mail to Investor.Relations@delekus.com.

Who should I call if I have questions or need assistance voting my shares?

If you have any questions or need assistance in voting your shares, please call our Investor Relations department at (615) 224-1312.

Why is the Annual Meeting being held in virtual-only format this year?

To provide a safe experience for our stockholders and employees, we will once again conduct a virtual annual meeting, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. The Annual Meeting is planned to be a completely virtual meeting of stockholders, and will be conducted exclusively by webcast at www.cesonlineservices.com/dk22_vm.

How can I participate in the Annual Meeting?

You may virtually attend, submit questions and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.cesonlineservices.com/dk22_vm.

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 6

Registered Stockholders

Stockholders of record as of the Record Date must register in advance to participate in the Annual Meeting by visiting the website www.cesonlineservices.com/dk22_vm prior to the deadline of 1:00 p.m., central time, on May 2, 2022. Please have your proxy card containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

Beneficial Stockholders

Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date must register in advance to participate in the virtual Annual Meeting by visiting the website www.cesonlineservices.com/dk22_vm prior to the deadline of 1:00 p.m., central time, on May 2, 2022. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must submit in PDF or Image file format with your ballot when voting online during the Annual Meeting.

Even if you plan to virtually attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m., central time. Online check-in will begin at 12:30 p.m., central time, and you should allow ample time for the online check-in procedures.

In order to ensure that your shares are represented at the Annual Meeting, we strongly encourage you to vote your shares by proxy prior to the Annual Meeting, and further encourage you to submit your proxies electronically — by telephone or by Internet — by following the simple instructions on the enclosed proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service.

May stockholders ask questions at the Annual Meeting?

Yes. Stockholders who have successfully registered will have the ability to submit questions during the Annual Meeting by visiting our Annual Meeting website at www.cesonlineservices.com/dk22_vm. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. Detailed guidelines for submitting questions during the meeting are available on the Investor Relations page of our website at www.delekus.com.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Beginning 30 minutes prior to the start of and during the meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Is it possible that the meeting format will be changed so that it is no longer virtual only?

We believe a virtual-only format provides expanded access, improves communications and provides cost and time savings for our stockholders and the Company. However, if it becomes necessary or advisable to change the format of the meeting as circumstances evolve, we will notify stockholders as soon as practicable.

Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?

No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.

How can I obtain additional information about the Company?

Copies of our Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2021, and our other annual, quarterly and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.delekus.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 7

CORPORATE GOVERNANCE

Composition of the Board

At the date of this Proxy Statement, the Board consists of seven independent directors (William J. Finnerty; Richard J. Marcogliese; Leonardo Moreno, Gary M. Sullivan, Jr.; Vicky Sutil; Laurie Z. Tolson; and Shlomo Zohar) and one employee director (Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board). Each of these individuals currently serves as a director of the Company and has been nominated for election at the Annual Meeting to serve for a one-year term expiring at our 2023 Annual Meeting of Stockholders or when his or her successor is duly appointed, elected and qualified.

David Wiessman, a former director of the Company, elected to resign in November 2021. Mr. Wiessman’s resignation was not due to any disagreement with the Board or the Company’s management or any matter related to the Company’s operations, policies, or practices. Following Mr. Wiessman’s resignation, the Board decreased the size of the Board to seven members. The Board voted to appoint Leonardo Moreno on March 27, 2022 and increase the size of the Board to eight members.

The Board has five standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee (the “Governance Committee”), the Environmental Health & Safety Committee (the “EHS Committee”), and the Technology Committee. The role of each of these standing committees is further described under “Committees of the Board of Directors” beginning on page 12. The following table shows the current composition of our standing committees. Mr. Moreno is not included in the table because he was only recently appointed to the Board and has not yet been appointed to any Board committees.

	Audit Committee	Governance Committee	Compensation Committee	EHS Committee	Technology Committee
William J. Finnerty
Richard J. Marcogliese
Gary M. Sullivan, Jr.
Vicky Sutil
Laurie Z. Tolson
Shlomo Zohar

= Chair             = Member

Board Diversity

The following graphic presents information about the ages and tenures of the members of our Board.

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 8

Executive Leadership Transition

Mr. Yemin has served as our Chief Executive Officer for the last 18 years, during which time the Company has grown from a retail convenience store operator to a fully integrated downstream energy company with assets located along the Gulf Coast region, including four refineries, a strong midstream footprint, biodiesel plants and retail convenience store locations. The Board regularly conducts executive leadership succession planning and, in 2021 Mr. Yemin and the Board began to discuss the Company’s next generation of leadership in light of the Company’s strong foundation and positive momentum. Both Mr. Yemin and the Board believed that a change in the CEO position would only be desirable if an appropriate candidate to build on this foundation could be identified. To advance this process, the Board established a committee of independent directors (the “Selection Committee”) to explore a potential transition of the CEO position.

The Selection Committee met numerous times during 2021 and 2022 to consider the appropriate timing and structure of a potential CEO transition. The Selection Committee consisted of William J. Finnerty as its Chair, Rich Marcogliese, Vicky Sutil, and Shlomo Zohar. In addition, Ron Haddock, the Lead Independent Director of Delek Logistics Partners, LP (“DKL” or “Delek Logistics”), participated as a non-voting member of the Selection Committee. During this process, Avigal Soreq, the current Chief Executive Officer of El Al Israel Airlines Ltd., the national airline of Israel, and formerly a senior executive of the Company from 2012 to 2021, was identified as the appropriate candidate. On March 27, 2022, the Selection Committee recommended, and the Board approved, the transition of Mr. Yemin to the new role of Executive Chairman of the Company, and the appointment of Mr. Soreq as the new President and CEO of the Company, to be effective in June 2022. On March 27, 2022 the General Partner of Delek Logistics also approved the appointment of Mr. Soreq as the new President of Delek Logistics.

As Executive Chairman, Mr. Yemin will help oversee the Company’s strategic direction and innovation efforts in addition to his Board leadership duties.

As the new CEO of the Company, Mr. Soreq will lead the Company, including overseeing other executives of the Company. Mr. Soreq has an extensive level of experience and knowledge about the Company from his previous service in senior leadership positions across our organization, including most recently as the Company’s Chief Operating Officer from March 2020 until January 2021. Mr. Soreq played an instrumental role in establishing our operational capabilities and growing our business during his tenure with us from 2012 until 2021. Since January 2021, Mr. Soreq has served as the CEO of El Al Israel Airlines. His balanced combination of first-hand insight into the Company as well as outside executive perspective makes him uniquely positioned to be our next leader.

Board Leadership

The Board is led by the Board’s Chair and Chief Executive Officer, Mr. Yemin. In accordance with our Bylaws and Corporate Governance Guidelines (“Governance Guidelines”), the Governance Committee and the Board periodically evaluate our leadership structure, including whether the roles of Chief Executive Officer and Chair of the Board should be held by the same or different individuals. Our Bylaws allow the Board flexibility to determine from time to time whether the two roles should be combined or separated based upon circumstances existing at such time. As discussed above, in March 2022 the Board approved the transition of Mr. Yemin to the role of Executive Chairman and the appointment of Avigal Soreq as the Company’s next CEO in June 2022. The Board believes Mr. Yemin’s appointment as Executive Chairman will allow him to effectively identify strategic priorities and lead the Board’s oversight of the Company’s operations during the transition to Mr. Soreq as CEO. In light of these factors, combined with Mr. Yemin’s leadership skills, extensive history with the Company and industry expertise, the Board believes his holding the role of Executive Chairman is in the best interest of the Company and its stockholders at this time. The Governance Committee and the Board will continue to periodically evaluate our leadership structure, including these roles, in the future.

Because the Executive Chairman of the Board is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity (the “Lead Independent Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. Mr. Zohar has served as the Board’s Lead Independent Director since February 24, 2020. The Lead Independent Director is appointed annually by a majority of the independent directors on the Board and may be removed from or replaced in that position by a majority of the independent directors at any time. The Lead Independent Director will chair all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, call additional meetings of the independent directors as deemed appropriate, and perform such other functions as the Board may direct, including: (i) serving as principal liaison between the independent directors, on one hand, and the Board Chair and senior management, on the other hand; (ii) providing input from the Board and make recommendations to the Chair regarding Board meetings including with respect to meeting frequency, dates, locations, agendas, management participation and other matters; and (iii) consulting with the Board Chair regarding information submitted by our management that is necessary or appropriate for the Board’s deliberations. In addition, the Lead Independent Director has the authority to engage in direct communication, as appropriate, with our major stockholders, and engage outside counsel and consultants.

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Director Independence

At the date of this Proxy Statement and at all times during 2021, the Board was composed of a majority of independent directors. The Board has affirmatively determined that Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Sutil and Tolson are each independent under the rules and regulations of the NYSE, the SEC and Company guidelines, and meet the requirements for non-employee directors under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In reaching its determinations, the Board affirmatively determined that these individuals have no material relationship with us or our management, either directly or as a partner, stockholder or officer of an organization that has a relationship or has engaged in transactions with us or with our management. The Board based this determination and its independence determinations on a review of all of the relevant facts and circumstances, including the responses of the directors to questions regarding their employment history, compensation, affiliations and other relationships including but not limited to familial, commercial, industrial, banking, consulting, legal, accounting, charitable and other relationships. The Board previously determined that Mr. Wiessman was an independent director under the rules and regulations of the NYSE, SEC, and Company guidelines.

2021 Board Meetings

Board Meetings. The Board held 29 meetings during 2021 and each director attended at least 75% of all Board and committee meetings on which he or she served during the year. While we do not have a policy with regard to Board member attendance at annual meetings of our stockholders, all directors serving at the time of our 2021 Annual Meeting of Stockholders attended the annual meeting on May 5, 2021.

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Executive Sessions. Our independent directors also met in executive sessions without management present during each quarterly meeting of the Board in 2021. Our Lead Independent Director, Mr. Zohar, presided over these executive sessions of independent directors. The Board intends to continue to conduct such executive sessions of independent directors as necessary or desirable in 2022, including in connection with each regular quarterly meeting. The Lead Independent Director will continue to preside at executive sessions of independent directors.

DIRECTORS’ EXPERIENCES AND SKILLS

PUBLIC COMPANY LEADERSHIP EXPERIENCE	•	•	•	•		•	•	•

PUBLIC COMPANY BOARD EXPERIENCE	•	•	•	•	•	•	•	•

FINANCE	•	•	•	•	•	•	•	•

ACCOUNTING AND AUDITING	•	•	•	•	•			•

ENERGY INDUSTRY EXPERIENCE	•	•	•	•	•	•	•	•

RETAIL EXPERIENCE	•	•	•		•	•		•

OPERATIONS EXPERIENCE	•	•	•	•		•	•	•

INTERNATIONAL BUSINESS EXPERIENCE	•	•	•	•	•	•	•	•

RISK MANAGEMENT	•	•	•	•	•	•	•	•

COMPENSATION	•	•	•		•	•	•	•

ENVIRONMENTAL/SUSTAINABILITY	•	•	•	•		•	•	•

ESG/SOCIAL RESPONSIBILITY	•	•	•	•		•	•	•

CYBERSECURITY/INFORMATION TECHNOLOGY	•		•		•		•	•

Stockholder Engagement

The Company is committed to active stockholder engagement through a combination of investor conferences, non-deal roadshows, quarterly conference calls and ongoing dialogue with the analyst and investment community. Our ambition is to provide transparency and clearly articulate the strategic direction of the Company, along with key drivers that underpin financial performance. We strive to deliver sustainable, long-term value to our stakeholders by maintaining active dialogue and ensuring that our objectives are aligned.

Both the Board and our management team are committed to being prudent stewards of capital with a strong commitment to good corporate citizenship. We engage in ongoing efforts to address environmental, social and governance (“ESG”) matters that are important to our stockholders. In 2021, we formalized the responsibilities of our Board committees for overseeing ESG matters. The Governance Committee has general oversight responsibility for the Company’s ESG efforts. Specific areas overseen by the Governance Committee include Board and committee diversity, stockholder rights, sustainability reporting, and ESG ratings. The EHS Committee and Compensation Committee also have areas of oversight responsibility, subject to the overall oversight of the Governance Committee. The EHS Committee reviews ESG matters relevant to the health and safety of employees, the Company’s climate impact, environmental risk assessments, and those portions of sustainability reports that relating to environmental, health and safety matters. The Compensation Committee reviews employee diversity and inclusion, executive succession planning, and those portions of sustainability reports related to employment and compensation matters. The Audit Committee has responsibility for oversight of the inclusion of ESG disclosures in the Company’s financial statements and SEC disclosures. Overall, this alignment of committee responsibilities is intended to organize a comprehensive approach to addressing the most important ESG issues the Company faces.

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Committees of the Board of Directors

The Board has five standing committees: the Audit Committee, the Compensation Committee, the Governance Committee, the EHS Committee, and the Technology Committee. Although primary responsibilities may be assigned to one of these committees, the Board receives regular, detailed reports from each committee, engages in additional discussion and oversight regarding matters of particular concern or importance, and non-committee members regularly participate in meetings of each committee. At all times during 2021, all of the members of each of the Company’s standing committees were independent as defined by the rules and regulations of the NYSE, the SEC and Company guidelines. All of the members of the Compensation Committee were outside directors as defined by the rules and regulations of the IRS. The Governance Committee regularly reviews the membership on each of the Board’s five standing committees, and periodically considers whether rotation of committee members or chairs is in the best interests of the Company and its stockholders.

Audit Committee

On January 1, 2021, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, Wiessman, and Zohar and Ms. Sutil. Mr. Zohar left the Audit Committee in April 2021, but was reappointed to the Audit Committee in November 2021, and Mr. Wiessman resigned from the Board, including his position on the Audit Committee, effective as of November 10, 2021. The Board has determined that (i) Messrs. Sullivan, Marcogliese, Wiessman, and Zohar and Ms. Sutil each qualify as independent and financially literate under applicable SEC rules and regulations and the rules of the NYSE; and (ii) Mr. Sullivan is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee met nine times during 2021. In performing its functions and to promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, our internal auditors, our Chief Executive Officer, our Chief Financial Officer and other members of our management. Among other responsibilities, the Audit Committee is responsible for assisting Board oversight of:

•	The quality and integrity of our financial statements,
•	The disclosure and financial reporting process carried out by management and the systems of internal accounting and financial controls developed and carried out by management;
•	The independent audit of our financial statements;
•	The independent registered public accounting firm’s qualifications, independence, performance and compensation;
•	The internal audit function;
•

Our compliance with legal and regulatory requirements including procedures for the internal and external reporting of financial accounting, internal control and other concerns as required by the Sarbanes Oxley Act (the “whistleblower hotline”);

•	The general administration of our related party transactions policy; and
•	ESG disclosures in our financial reports and SEC disclosures.

Compensation Committee

On January 1, 2021, the Compensation Committee was comprised of Messrs. Finnerty (chair), Marcogliese, Sullivan, Wiessman, and Zohar. In April 2021, the Board appointed Ms. Tolson to the Compensation Committee and Mr. Wiessman left the Committee. The Board has determined that Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Ms. Tolson each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee met four times in 2021. Under its charter, the Compensation Committee may delegate its authority to subcommittees, the chair of the committee, or to one or more officers of the Company to make grants of equity awards to non-named executive officers and non-Section 16 officers under our incentive or equity-based plans and only in accordance with the terms of such plans. The Compensation Committee is only permitted to delegate its authority when it deems such delegation to be appropriate and in the best interests of the Company. Among other responsibilities, the Compensation Committee is responsible for:

•	Our compensation practices, including ensuring they reflect the Board’s and our philosophy, competitive practices and regulatory requirements and aligned with our strategic direction;
•	Evaluating the performance of our Chief Executive Officer and approving the compensation awarded to our executive officers;
•	Overseeing equity awards issued under our long-term incentive plans;
•	Periodically evaluating our compensation and benefits programs generally, including risks relating thereto; and
•	ESG matters related to employees and compensation.

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Governance Committee

On January 1, 2021, the Governance Committee was comprised of Ms. Sutil (chair) and Messrs. Finnerty and Sullivan. In April 2021, the Board appointed Ms. Tolson to the Governance Committee. The Board has determined that Mses. Sutil and Tolson and Messrs. Finnerty and Sullivan each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE. The Governance Committee met nine times in 2021. Among other responsibilities, the Governance Committee is responsible for:

•

Assisting the Board in identifying and evaluating individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders in accordance with the parameters set forth in our Governance Guidelines;

•	Overseeing our corporate governance policies and procedures applicable to the Governance Guidelines when required;
•	Reviewing the Governance Guidelines on an annual basis and recommending to the Board any changes deemed necessary or desirable;
•	Monitoring, overseeing and reviewing compliance with the Governance Guidelines and all other applicable policies of the Company as the Governance Committee or the Board deems necessary or desirable;
•	Leading the Board and each of its committees in an annual assessment of their performance; and
•	General oversight of ESG matters, Board diversity, stockholder rights, sustainability reporting and ESG ratings.

EHS Committee

On January 1, 2021, the EHS Committee was comprised of Messrs. Marcogliese (chair) and Finnerty and Ms. Sutil. The EHS Committee met seven times in 2021. Among other responsibilities, the EHS Committee is responsible for:

•	Overseeing management’s establishment and administration of our environmental, health and safety policies, programs, procedures and initiatives;
•	Receiving periodic reports from management regarding environmental, health and safety laws, rules and regulations applicable to the Company;
•	Evaluating risks relating to such policies, programs, procedures and initiatives; and
•	ESG matters related to environment, health and safety.

Technology Committee

In April 2021 the Board established the Digitalization and Innovation Committee, later renamed the Technology Committee. At its inception, the Technology Committee was comprised of Ms. Tolson (chair) and Messrs. Wiessman and Zohar. Mr. Wiessman resigned from the Board, including his position on the Technology Committee, effective as of November 10, 2021. Mr. Sullivan was appointed to the Technology Committee in November 2021. The Technology Committee met four times in 2021. Among other responsibilities, the Technology Committee is responsible for:

•	Overseeing management’s establishment and administration of our policies, procedures, and initiatives with respect to digitalization, technology, cybersecurity, and information security;
•

Receiving periodic reports from management regarding our digitalization, technology, cybersecurity, and information security initiatives and related regulations and key legislation and regulatory developments;

•

Reviewing with management the adequacy of our information security and compliance program and any major security incidents that have occurred and steps that have been taken to mitigate against reoccurrence; and

•	Evaluating risks relating to such policies, programs, procedures and initiatives.

Find more online

Each of the Board’s five standing committees has a written charter that may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Each committee reviews the adequacy of its charter on an annual basis and recommends changes to the Board, as appropriate. Paper copies of the charters are available free of charge to all stockholders by calling (615) 771-6701 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37207.

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Risk Oversight

The Board considers oversight of risk management to be a responsibility of the entire Board as well as its committees. The Board’s role in risk oversight includes receiving regular reports from its committees and members of senior management on areas of material risk to the Company, including operational, compliance, financial, liquidity, credit, legal and regulatory, strategic, commercial, cybersecurity, enterprise and reputational risks. The Board further understands, evaluates and oversees risk identification, risk management and risk mitigation strategies, including cyber security risks. The Board delegates to certain of its standing committees oversight of certain categories of risk. Those committees regularly report to the Board on matters relating to the specific areas of risk such committees oversee, and directors are encouraged to attend and participate, ex officio, in committee meetings, to ensure all directors engage in oversight of risks overseen by each committee. The roles of the standing committees in assisting the Board in its oversight of risk management are as follows:

Audit Committee

• Assists the Board in monitoring and assessing the Company’s financial, commercial, liquidity, credit, regulatory, and other risks and in developing guidelines and policies to govern processes for managing these risks.

• Discusses the Company’s policies with respect to risk assessment, as well as with respect to the specific risks the Audit Committee oversees.

Compensation Committee

• Assists the Board in monitoring the risks associated with the Company’s compensation policies and practices.

• Reviews the design and goals of the Company’s compensation programs and practices in the context of possible risks to the Company’s financial and reputational well-being as well as possible risks to the continuity of the Company’s management.

• Regularly reports to the Board on its discussions and oversight.

Governance Committee

• Assists the Board in monitoring the Company’s risks incident to its board and committee structures and governance structures and processes, including ESG risks.

• Discusses risk management in the context of general governance matters, Board succession planning and committee service by directors, among other topics.

• Regularly reports to the Board on its discussions and oversight.

EHS Committee

• Assists the Board in monitoring the risks associated with the Company’s compliance with environmental, health and safety regulations, including related ESG matters.

• Reviews the Company’s policies and procedures relating to environmental, health and safety compliance.

• Regularly reports to the Board on its discussions and oversight.

Technology Committee

• Assists the Board in monitoring the Company’s risks related to technological developments, digitalization, and information security.

• Reviews the status and level of the Company’s contingency planning and disaster recovery activities.

• Reviews with management any major security incidents that have occured and steps that have been taken to mitigate against recurrence.

• Reviews with management the adequacy of the Company’s information security training and compliance program.

• Regulary reports to the Board on its discussions and oversight.

The Board

• Oversees the enterprise risk management (“ERM”) program and cyber risk management, including both operational and information security risks resulting from operating critical infrastructure and retail operations.

• Discusses findings of the ERM program, including cyber and ESG risks, and reviews the Company’s procedures related to the ERM program and risk management.

• Receives regular updates on these matters from the Chief Financial Officer, Chief Information Officer, Chief Information Security Officer, and other senior management team members.

• Review and assess industry risk through trade organizations.

Board Oversight of Cyber Risk

Cyber risks are monitored through our ERM program, which is overseen by the Board with our Chief Financial Officer having overall responsibility for financial, information technology, and cybersecurity. In overseeing cyber risk, the Board follows the principles identified by the National Association of Corporate Directors in the oversight of cybersecurity risks. At each regular meeting of the Board and the Audit Committee, cybersecurity risks and Company programs are discussed with the Chief Information Officer and others. Third parties are periodically engaged in the assessment of cybersecurity, including evaluating maturity under the National Institute for Security and Technology’s cybersecurity framework, testing informational and operational cyber defenses, and reviews of policies and procedures.

As discussed above, in 2021 the Board established the standing Technology Committee. One of the Technology Committee’s responsibilities is to review, assess, manage, and mitigate risks related to technological developments, digitalization and information security. The Technology Committee also reviews assessments of the effectiveness of the Company’s information security and technology programs,

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procedures and initiatives. The Technology Committee regularly receives reports from management regarding information security and cyber risk matters, including the Company’s contingency planning and information security training and compliance. The Technology Committee’s designated focus on these areas of the Company’s digitalization, information security and technology policies help ensure strategic alignment of the Company’s strategies with information security and risk management.

Additionally, in keeping with the Company’s commitment to provide the highest level of oversight of cybersecurity risks, we have a Chief Information Security Officer who focuses all of their time to ensure the safety and security of our networks and systems. Our Chief Information Security Officer oversees a team of security professionals within the Company and regularly updates the Board on any potential risks and threats to the Company. Our Chief Information Security Officer, Chief Information Officer, and other senior leadership brief the Board on information security matters multiple times throughout the year.

Board Oversight of Sustainability

The Company is committed to “doing the right thing” by operating in a sustainable and environmentally responsible manner. We are committed to our employees and the communities in which we operate. We have demonstrated this through strong markets and industry downturns. Our employees are our greatest asset, and we are committed to supporting them and the local economies of their communities. In 2019, we produced our first Corporate Social Responsibility Report, and in 2020 we produced our first Sustainability Report. In 2021 we produced our 2020-2021 Sustainability Report, which included goals and disclosures related to greenhouse gas (GHG) emissions, information about our diversity initiatives, and an overview of the Company’s COVID-19 response.

The Board’s standing committees provide oversight and guidance over different aspects of ESG in connection with our projects and operations. The Governance Committee has overall responsibility for ESG oversight, particularly with respect to governance matters. The EHS Committee oversees ESG issues related to environmental, health and safety. The Compensation Committee considers ESG concerns, such as environmental, health and safety, in designing executive compensation programs. The Audit Committee considers financial risks arising from ESG concerns. Each committee reports its activities to our Board, which retains overall responsibility for incorporating ESG considerations into our strategic plans.

For example, our corporate governance and ERM programs are designed to help sustain our organization through a wide range of market and operating scenarios, and our community development efforts benefit the health and growth of the communities we serve. In addition, we are committed to supporting our employees through our health and safety policies and retention efforts. With the Board’s oversight, we have:

We believe these activities support our business and are integral to achieving the goals we have for the Company.

Find more online

▶   Delek’s 2021 Sustainability Report can be found on the “Social Commitment” page of our website at https://www.delekus.com/social-commitment/, as well as a more comprehensive look at our corporate responsibility and sustainability policies, practices and procedures.

▶   Our Diversity, Equity and Inclusion Policy can be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/.

▶   For more information about the Delek Fund for Hope, and information about our philanthropic programs, events, and donations, please visit the Delek Fund for Hope website at https://delekhope.com/.

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Nomination of Directors

In accordance with our Governance Guidelines and the charter of the Governance Committee, the Governance Committee seeks to identify individuals qualified to become directors and considers such factors as it deems appropriate, including the individual’s independence, education, experience, reputation, judgment, skill, integrity and industry knowledge. The Governance Committee considers the individual’s contribution to the Board’s overall diversity in the foregoing factors, the degree to which the individual’s qualities and attributes complement those of other directors, and the extent to which the candidate would be a desirable addition to the Board and committees thereof. Directors should have experience in positions with a high degree of responsibility; be leaders in the organizations with which they are affiliated; and have the time, energy, interest and willingness to serve as a member of the Board.

Board Diversity	While we do not have a specific policy regarding diversity of our Board members and nominees,
In 2020, Delek pledged that by 2022 at least 30% of our Board would be female and/or racially diverse. With the appointment of Leonardo Moreno to our Board, we are proud to have met that goal.

we recognize the importance of diversity of viewpoints, industry and professional experiences, ethnicity, age, race, backgrounds, education, skill sets and gender. With the appointment of Leonardo Moreno in March 2022, we met our goal that in 2022 30% of our Board will be female and/or racially diverse. Among other criteria, the Governance Committee seeks candidates who have business and/or professional knowledge and experience applicable to our industry and businesses and the goals and interests of our stockholders; are well regarded in their communities with a long-term, good reputation for the highest ethical standards; possess common sense and good judgment; have a positive record of accomplishment in present and prior positions; offer diverse viewpoints; have an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which they may serve; and have the time, energy, interest and willingness to become involved in our business and future.

The Governance Committee annually and periodically assesses whether the Board and its committees possess the right diversity of skills and backgrounds for the current issues we face. Annually, the Governance Committee will assess this composition in connection with the nomination of directors for re-election to the Board as well as during the annual Board and committee self-assessments. From time to time, the Governance Committee utilizes the services of third parties to assist in identifying or evaluating director nominees. The Governance Committee will also consider persons recommended by our stockholders and will evaluate each such person using the same criteria used to evaluate director candidates identified by the Governance Committee. Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information.

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Director Recruitment Process

Compensation Committee Interlocks and Insider Participation

Each of Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Ms. Tolson served on the Compensation Committee during the 2021 fiscal year, and each of them qualified as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act during 2021. None of our executive officers currently serves (and did not serve during the 2021 fiscal year) as a member of the board of directors or compensation committee of another entity where an executive officer of such other entity serves as a member of our Board.

Governance Guidelines and Code of Business Conduct & Ethics

Our Governance Guidelines may be found on our website at www.delekus.com. The Governance Guidelines set out our and the Board’s guidelines on, among other things:

•	The qualifications, independence and responsibilities of directors;
•	The process for selection of director candidates and qualifications thereof;
•	Board leadership and Board meetings;
•	Annual evaluation of the performance of the Board and its committees;
•	Director compensation and orientation; and
•	The functions of the Board and its committees and the expectations we have for directors.

We have also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. We will, within the time periods prescribed by the SEC and the NYSE, timely post on our website at www.delekus.com any amendments to this code. If we waive any material departure from a provision of our Code of Business Conduct and Ethics, we intend to post such waiver (to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions) on this website.

Find more online

The full texts of our Governance Guidelines and Code of Business Conduct and Ethics may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Paper copies of our Governance Guidelines are available to all stockholders free of charge by calling (615) 771-6701 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37207.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Process

The compensation paid to our non-employee directors is determined by the Board, upon recommendation of the Compensation Committee. This compensation is designed to attract and retain nationally-recognized, highly-qualified directors to lead the Company, to meaningfully align the interests of those directors with the interests of stockholders and to be demonstrably fair to both the Company and its non-employee directors. In setting non-employee director compensation, the Compensation Committee and the Board consider these factors, as well as the significant amount of time that directors spend fulfilling their duties to the Company, the skill and experience required of the directors and other factors deemed appropriate by the Compensation Committee from time to time. The Compensation Committee and the Board relies upon various sources of information and advice including the advice of independent consultants, comparative surveys, third party proprietary databases providing comparative information, the current economic conditions and industry environment in which the Company operates and the Compensation Committee members’ common sense, experience and judgment. Non-employee director compensation typically consists of both cash and equity components.

Non-Employee Director Compensation for 2021

The Compensation Committee and the Board reviewed data and analysis provided by its independent compensation consultant, Pay Governance, in conjunction with other factors and the objectives discussed above, and determined to maintain the level of compensation to non-employee directors for 2021 the same as 2020. The following table shows our non-employee director compensation for 2021, the cash portions of which were paid ratably each quarter:

2021 NON-EMPLOYEE DIRECTOR COMPENSATION

ANNUAL BASE RETAINER FEE		$90,000

ANNUAL COMMITTEE RETAINERS:	Chair		Member

- AUDIT COMMITTEE	$15,000		$7,000

- COMPENSATION COMMITTEE	$15,000		$7,000

- GOVERNANCE COMMITTEE	$10,000		$5,500

- EHS COMMITTEE	$10,000		$5,500

- TECHNOLOGY COMMITTEE	$10,000		$5,500

ANNUAL EQUITY AWARD*		$125,000

LEAD INDEPENDENT DIRECTOR FEE		$15,000

*	The annual equity award to non-employee directors is a restricted stock unit (“RSU”) award that vests over one year.
The number of RSUs is based on the closing price of the Company’s Common Stock on the date of grant.

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The following table sets forth a summary of the compensation paid to our non-employee directors during fiscal year 2021.

2021 Director Compensation

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards	Changes in Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

William J. Finnerty	$116,000	$124,996	—	—	—	$240,996

Richard J. Marcogliese	$114,000	$124,996	—	—	—	$238,996

Leonardo Moreno (4)	—	—	—	—	—	—

Gary M. Sullivan, Jr.	$117,500	$124,996	—	—	—	$242,496

Vicky Sutil	$112,500	$124,996	—	—	—	$237,496

Laurie Z. Tolson	$99,740	$124,996	—	—	—	$224,737

David Wiessman (5)	$88,391	$124,996	—	—	—	$213,388

Shlomo Zohar	$118,106	$124,996	—	—	—	$243,102

(1)	As the only employee director, Mr. Yemin did not receive any compensation in 2021 for his service as a director.

(2)

This column reports the amount of cash compensation earned in 2021 for Board and committee service. Amounts in this column include both annual cash retainers and fees for services on committees or as chair of committees during 2021.

(3)

Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes of 5,263 RSUs granted to each of Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Mses. Sutil and Tolson on June 10, 2021. The grant date fair value of $23.75 per share for Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Mses. Sutil and Tolson was equal to the closing stock price on the grant date. The RSUs vest quarterly over the course of one year.

(4)	Effective March 27, 2022, Mr. Moreno was appointed as a director. Mr. Moreno did not receive any compensation from the Company during 2021.

(5)	Effective November 10, 2021, Mr. Wiessman resigned from the Board for personal reasons and his compensation was pro-rated to account for his Board and committee services during 2021.

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Communications with the Board of Directors

Stockholders or other interested parties who wish to communicate with any of our directors, any committee chairperson or the Board may do so by writing to the director, committee chairperson or the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Any such communications received will be forwarded directly to the director to whom it is addressed. If the communication is addressed to the Board generally and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chairperson, to the Lead Independent Director or to all members of the Board.

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PROPOSAL 1:    ELECTION OF DIRECTORS

At the Annual Meeting, eight directors are to be elected to hold office until the 2023 Annual Meeting and until their successors are duly elected and qualified or until their earlier termination of service. Each of the following individuals is a nominee for election to our Board: Ezra Uzi Yemin, William J. Finnerty, Richard J. Marcogliese, Leonardo Moreno, Gary M. Sullivan, Jr., Vicky Sutil, Laurie Z. Tolson, and Shlomo Zohar. All director nominees are currently serving on our Board. The Board has determined that each of Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Sutil and Tolson qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE.

We believe that each director nominee will be able to stand for election. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board. If you do not wish your shares to be voted for one or more of the nominees, you may so indicate when you vote by withholding your vote for the particular nominee. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the eight nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.

Biographies for each director nominee are set forth below. Except as listed in their biographies, no director has served as a director of a publicly traded company or a registered investment company in the past five years.

In March 2021, the Company amended the Bylaws to require majority voting in uncontested elections of directors. Accordingly, a nominee for director is only elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

In connection with the adoption of majority voting in uncontested elections of directors, the Board also adopted a director resignation policy (the “Policy”) in the event that an incumbent director fails to receive the required number of votes for re-election in an uncontested election. The Policy requires that a director who fails to receive the required number of votes for re-election in an uncontested election will tender his or her resignation to the Chair of the Board for consideration by the Governance Committee. The Governance Committee will consider the resignation and make a recommendation to the Board concerning its acceptance or rejection. In doing so, the Governance Committee will consider all factors deemed relevant, including, but not limited to, the stated reason why stockholders voted against the director’s re-election, the director’s qualifications, and whether the director’s resignation would be in the best interests of the Company and its stockholders. The Board will then consider information, factors, and alternatives considered by the Governance Committee in making its ultimate decision of whether to accept or reject the director’s resignation.

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The Board of Directors recommends a vote “FOR” each of the following nominees:

Ezra Uzi Yemin

Mr. Yemin, age 53, has served as the Chair of our Board since 2012, as our Chief Executive Officer since 2004 and as our President and a director since 2001. He has also served as the chair of the board of directors and chief executive officer of Delek Logistics GP, LLC since 2012. Mr. Yemin served as the chair of the board of directors of Alon USA Energy, Inc. from May 2015 until its merger with a subsidiary of the Company in July 2017. Mr. Yemin’s duties include the formulation of our policies and strategic direction, oversight of executive officers, and overall responsibility for our operations and performance. The Board believes that Mr. Yemin’s service on the Board provides it with important interaction with, and access to, management’s principal policy-maker that facilitates the Board’s development and implementation of Company policies. In addition, his extensive industry experience, leadership skills and knowledge of the Company make him well-qualified to serve on our Board.

William J. Finnerty

Mr. Finnerty, age 73, has served as one of our directors since 2014, as a member of the Compensation Committee since 2014 and its Chair since February 2020, as a member of the Nominating and Corporate Governance Committee since 2014, as a member of the Environmental, Health and Safety Committee since its inception in 2014 and its Chair from 2014 until February 2020, and served as our Lead Independent Director from November 2015 until February 2020. Mr. Finnerty has over 40 years of experience leading businesses in the petroleum and refining industry. From 2011 until 2012, he served as a member of the board of directors of CVR Energy Inc. (NYSE: CVI) where he chaired the environmental, health and safety committee and was a member of the nominating and corporate governance committee. Prior to retiring from Tesoro Corporation in 2010, he served as its executive vice president, strategy and corporate development and as its chief operating officer. Mr. Finnerty served on the board of directors of the National Petrochemical and Refiners Association (now known as the American Fuel & Petrochemical Manufacturers) from 2005 to 2010 and was its vice chairman from 2007 to 2010. Mr. Finnerty’s career began with Texaco, Inc. in 1970. Since then, he also held executive positions with Equiva Trading Company and Chevron Corporation (NYSE: CVX). The Board believes that Mr. Finnerty’s experience in all facets of the downstream sector with both integrated major oil companies and independent refiners, as well as his expertise in strategic considerations, provide significant value to us.

Richard J. Marcogliese

Mr. Marcogliese, age 69, has served as one of our directors since January 2020, as Chair of the EHS Committee since February 2020, and as a member of the Compensation Committee and the Audit Committee since February 2020. Mr. Marcogliese has over 40 years of experience in the refining industry. He is currently the principal of iRefine, LLC, a privately-owned petroleum refining consulting company and a director of Cenovus Energy, Inc., an integrated oil and natural gas company. From 2011 to 2019 he was an executive advisor of Pilko & Associates L.P., a private chemical and energy advisory company. From 2000 to 2010, he worked for Valero Energy Corporation where he held increasingly senior positions, including serving as executive vice president and chief operating officer from 2007 to 2010. Prior to joining Valero, Mr. Marcogliese worked for ExxonMobil Corporation for over 25 years. Mr. Marcogliese also served as operations advisor to NTR Partners III LLC, a private investment company, from 2013 to 2017, and Operations Advisor to the CEO of Philadelphia Energy Solutions, from 2012 to 2016. Mr. Marcogliese has been a past chair of the Western States Petroleum Association and holds a Bachelor of Engineering in Chemical Engineering from the New York University School of Engineering and Science. Mr. Marcogliese was appointed to the Board because the Board believes that his vast experience in the refining industry and background in operations, consulting, and strategic planning will provide the Board with invaluable insights as the Company continues to execute on our growth strategy.

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Leonardo Moreno

Mr. Moreno, age 43, has served as one of our directors since March 2022. Mr. Moreno has over 15 years of experience in the energy industry. Since 2020 he has served as the President of AES Clean Energy, a division of The AES Corporation (NYSE: AES), a global power company leader in renewables and new technologies. Mr. Moreno has worked for The AES Corporation since 2006 in a variety of positions, including Senior Vice President, Corporate Strategy & Investments and Chief Commercial Officer from 2017 to 2020, Chief Financial Officer, Europe from 2015 to 2016, and other leadership roles related to strategy, finance, commercial, investments, mergers and acquisitions, and sustainability. He served as a director of AES Brasil Energia SA (AESB3:BZ) from 2018 to February 2022 and has served as an alternate director of AES Andes S.A. (AESANDES.SN) since 2018. Mr. Moreno also served as a Senior Auditor for Ernst & Young in Brazil from 2003 to 2005. Mr. Moreno holds a Bachelor of Arts in Business Administration from Universidade Federal de Minas Gerais, Brazil and has continued his education through executive business and leadership programs at the London Business School, Harvard Business School, Georgetown University and the University of Virginia. Mr. Moreno was appointed to the Board because the Board believed that his extensive experience in the renewable energy industry provides the Board with valuable expertise as the Company continues to pursue its commitment to clean energy.

Gary M. Sullivan, Jr.

Mr. Sullivan, age 75, has served as one of our directors and as the Chair of the Audit Committee since 2015. He has also served as a member of the Governance Committee since 2016, the Compensation Committee since August 2019, and the Technology Committee since November 2021. Mr. Sullivan previously served as a member of the board of directors of Delek Logistics GP, LLC and the chair of its audit committee from 2012 until 2015. Mr. Sullivan is a certified public accountant, a certified global management accountant and has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program. Mr. Sullivan has been a faculty member at Virginia Commonwealth University’s School of Business since 2012, where he teaches accounting and auditing. From 2009 to 2012, Mr. Sullivan was a private investor. From 1975 through 2009, Mr. Sullivan served in various roles with Deloitte & Touche LLP culminating in the role of senior client partner from 2004 through 2009 where he worked with public companies, including sponsors of master limited partnerships. Mr. Sullivan retired from the U.S. Navy as a Captain in 1990 after serving in various naval aviation and naval reserve intelligence assignments. Mr. Sullivan holds a Bachelor of Arts in economics from the University of Virginia and a Master of Business Administration from Tulane University. Mr. Sullivan was appointed to the Board because the Board believed that his experience as a certified public accountant and partner with Deloitte & Touche LLP provides the Board with valuable expertise in matters involving finance and accounting.

Vicky Sutil

Ms. Sutil, age 57, has served as one of our directors since February 2019. She has served as a member of the Nominating and Corporate Governance Committee since April 2019 and as its Chair since February 2020, as a member of the EHS Committee since April 2019, and as a member of the Audit Committee since August 2019. Ms. Sutil also serves on the board of Antero Resources Corporation (NYSE: AR) since 2019. From 2010 to 2015, Ms. Sutil served as a member of the board of directors of Plains All American Pipeline, L.P. (NASDAQ: PAA) and from 2013 to 2015 Ms. Sutil served as a member of the board of directors of Plains GP Holdings, L.P. Ms. Sutil has over 30 years of experience in the petroleum and refining industry. From July 2017 to January 2020, she worked with SK E&P Company focusing on strategic planning and from 2014 to 2016 Ms. Sutil worked with California Resources Corporation as vice president of commercial analysis for CRC Marketing, Inc. From 2000 to 2014 she worked with Occidental Petroleum Corporation (NYSE: OXY) in different capacities including roles in corporate development, mergers and acquisitions and financial planning. Ms. Sutil has additional experience with ARCO Products Company and Mobil Oil Corporation working as a project engineer and business analyst in the refining and marketing divisions. Ms. Sutil attended the University of California, Berkeley where she graduated with a Bachelor of Science degree in mechanical engineering with a petroleum emphasis and she also holds an MBA from Pepperdine University. Ms. Sutil was appointed to the Board because the Board believed that her varied experience in the refining and petroleum industry provides the Board with valuable expertise in energy industry matters.

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Laurie Z. Tolson

Ms. Tolson, age 61, has served as one of our directors since January 2021. Ms. Tolson has served as a member of our Compensation and Nominating and Corporate Governance Committees since April 2021 and has served as the Chair of our Technology Committee since its inception in April 2021. Since December 2020, Ms. Tolson has served on the board of directors of Fenix Marine Services, which operates one of the largest container terminals in the Port of Los Angeles. Since March 2020, Ms. Tolson has been the chief executive officer of Tolson Consulting Company, where she advises companies on digital transformation strategies. From 2017 to 2020, Ms. Tolson previously served as the chief digital officer of GE Transportation, a division of Wabtec Corporation (NYSE: WAB), which manufactures equipment for the railroad, marine, mining, drilling and energy generation industries. Prior to that, Ms. Tolson worked at ABB Ltd. (NYSE: ABB), a manufacturer of electrification, industrial automation, and robotics and motion products for customers in utilities, industry, transport and infrastructure worldwide, first as executive vice president of research and development, product management and marketing from 2012 to 2016, and then as global head of the enterprise software group from 2016 to 2017. Ms. Tolson’s experience also includes five years as vice president, software, at Dell Inc., a global information technology company, and 13 years as vice president, Java software group, at Sun Microsystems, Inc., a software development and network infrastructure provider. Ms. Tolson attended Point Loma Nazarene University where she graduated with a Bachelor of Arts degree in business administration and economics and minor in computer science, and she holds an MBA from National University in La Jolla, California. Ms. Tolson was appointed to the Board because the Board believed her many years of experience at the intersection of technology and the energy and transportation industries is important as the Board navigates technological developments in the petroleum industry.

Shlomo Zohar

Mr. Zohar, age 70, has served as our Lead Independent Director since February 2020, and as one of our directors since 2010. Mr. Zohar has served as a member of our Technology Committee since its inception in April 2021. Mr. Zohar has served on the Board’s Audit Committee since November 2021 and previously served on the Board’s Audit Committee from 2011 until April 2021 and as its Chair from 2014 to 2015. He has also served as a member of the Compensation Committee since 2013 and as its Chair from August 2019 until February 2020. He served on the Governance Committee from its inception in 2013 until February 2020, served as Chair of the Governance Committee from 2013 until February 2020 and served on the Board’s Incentive Plan Committee from 2011 until its dissolution in 2013. Mr. Zohar has worked as an independent consultant in the financial services sector since 2006. Between 2006 and 2009, Mr. Zohar served as a member and chair of the boards of directors of Israel Discount Bank Ltd., Mercantile Discount Bank Ltd., Israel Discount Capital Markets & Investments Ltd. and Israel Credit Cards, Ltd. During this time, Mr. Zohar also served as a member and vice chair of the board of directors of Israel Discount Bank of New York and as a member of the board of directors of Discount Bancorp, Inc. The Board believes that Mr. Zohar’s financial industry experience provides the Board with valuable expertise in the Company’s financial and accounting matters.

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Executive Officers

As of the date of this Proxy Statement, we have five executive officers who lead the Company. Our executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

EZRA UZI YEMIN Board Chair, President & CEO Age: 53	REUVEN SPIEGEL Executive Vice President & CFO Age: 65

TODD O’MALLEY Executive Vice President & Chief Operating Officer Age: 48	DENISE MCWATTERS Executive Vice President, General Counsel & Corporate Secretary Age: 62

NITHIA THAVER Executive Vice President, Refining Age: 62

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Information regarding the background and experience of each of these executive officers is listed below, except for information regarding Mr. Yemin, which is included under Proposal 1 above since he is a director standing for re-election at the Annual Meeting.

Executive Officers

Reuven Spiegel

Mr. Spiegel has served as our Chief Financial Officer since May 2020, and a member of the board of directors of the general partner of Delek Logistics Partners, LP since 2014. Mr. Spiegel has served in the financial and real estate industry since 1983. Prior to joining the board of directors of the general partner of Delek Logistics Partners, LP, Mr. Spiegel served as president, chief executive officer, and senior executive vice president of Israel Discount Bank Ltd. from 2001 through 2014. In 2005 and 2006, Mr. Spiegel also served as chair of the board of Discount Mortgage Bank.

Denise McWatters

Ms. McWatters has served as the Executive Vice President, General Counsel and Corporate Secretary of the Company and of the general partner of Delek Logistics Partners, LP since February 2021. Ms. McWatters previously served as the general counsel, chief compliance officer and corporate secretary of HollyFrontier Corporation, an independent petroleum refiner (NYSE: HFC), and of the general partner of Holly Energy Partners, L.P. (NYSE: HEP) from 2008 until August 2019. Prior to joining HollyFrontier, Ms. McWatters served as the general counsel of The Beck Group, an architecture, construction and design firm, from 2005 to 2007.

Todd O’Malley

Mr. O’Malley has served as the Executive Vice President and Chief Operating Officer of the Company and of the general partner of Delek Logistics Partners, LP since March 2022. Previously, Mr. O’Malley served as the Executive Vice President and Chief Commercial Officer of the Company and of the general partner of Delek Logistics Partners, LP from March 2021 until March 2022. From January 2018 until February 2021, Mr. O’Malley served as president of TKO Energy Enterprises, Inc., an advisory services firm specializing in the petrochemical and renewable energy industries. From April 2020 to February 2021, Mr. O’Malley served as president and CEO of Citizens Companies, a consulting and investment concern active in the petrochemical and renewable energy industries. Previously, from March 2016 through December 2017, Mr. O’Malley served as the executive vice president and chief commercial officer of Gulf Oil L.P., a refined products terminaling, storage, and logistics business and a leading distributor of motor fuels in the United States. Prior to joining Gulf Oil, Mr. O’Malley served as President of the general partner of PBF Logistics LP, the general partner of a master limited partnership active in the midstream sector of the oil and gas industry, a position he held from January 2015 until December 2015. Prior to that, Mr. O’Malley held positions of increasing responsibility at PBF Energy, Inc., an independent oil refiner and supplier of unbranded petroleum products, and worked as a commodities trader and in supply and distribution positions within the energy industry.

Nithia Thaver

Mr. Thaver has served as our Executive Vice President, Refining since February 2022. Prior to his current position, Mr. Thaver had served as our Senior Vice President, Refining since December 2018. From 2017 to 2018, Mr. Thaver served as the Senior Vice President, Strategy and Business Development, of Philadelphia Energy Solutions, which owned and operated a refinery. Prior to that, Mr. Thaver held positions of increasing responsibility at several companies in the oil and gas industry, including Sunoco, ConocoPhillips, and ExxonMobil.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This “Compensation Discussion and Analysis” is intended to provide material information that is necessary to provide an understanding of our compensation policies and decisions regarding the individuals named in the Summary Compensation Table in this Proxy Statement. These individuals may be referred to as our “named executive officers” or “NEOs” herein. For 2021, our NEOs were as follows:

Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board;

Reuven Spiegel, our Executive Vice President and Chief Financial Officer;

Denise McWatters, our Executive Vice President, General Counsel, and Corporate Secretary;

Todd O’Malley, our Executive Vice President and Chief Operating Officer; and

Louis LaBella, our former Executive Vice President and President of Refining.

Executive Summary

Impact of the COVID-19 Pandemic

The outbreak of COVID-19 and its development into a pandemic in March 2020 (the “COVID-19 Pandemic” or the “Pandemic”) has resulted in significant economic disruption globally, including in the United States and specific geographic areas where we operate. Actions taken by various governmental authorities, individuals and companies around the world to prevent the spread of the COVID-19 Pandemic through both voluntary and mandated social distancing, curfews, shutdowns and expanded safety measures have restricted travel, many business operations, public gatherings and the overall level of individual movement and in-person interaction across the globe. While recovery from the Pandemic began in 2021, the Company’s operations and financial results in 2021 were still impacted by Pandemic-related activities, including reduced airline flights and motor vehicle use.

These developments have materially impacted the compensation of our named executive officers. From November 2020 until July 2021, our Chief Executive Officer, Mr. Yemin, voluntarily reduced his base salary by 35% in recognition of the challenges facing our business. Further, as a result of the negative impact of the Pandemic on our operating and financial results, the Company did not achieve the minimum Adjusted Earnings Per Share hurdle of $0.51 required to fund bonuses under our Annual Incentive Plan for 2021. Therefore, no cash bonuses were provided to our NEOs or any other participants in this plan. The Compensation Committee did not modify or adjust any of our outstanding incentive plans as a result of the impact of the Pandemic.

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Executive Officer Performance in 2021

As more fully described in the Company’s 2021 Annual Report, 2021 marked a challenging year as a result of the Pandemic and its impact on the global economy. The Company, led by its executive officers, achieved numerous accomplishments during 2021, including:

✓ Continued to support the health and safety of our employees by utilizing enhanced sanitation, social distancing, remote work, and other measures;
✓ Executed opportunistic turnaround and maintenance activities to minimize impact of disruption from Winter Storm Uri and the El Dorado refinery fire;

✓  Successfully completed a $400.0 million senior note debt issuance at Delek Logistics which the net proceeds were used to pay down borrowings under the Delek Logistics Credit Facility and likewise enhance liquidity;

✓  Initiated a program to monetize a portion of our ownership in Delek Logistics under a Rule 10b5-1 program to sell up to 434,590 common limited partner units, which helped us to not only capture $2.1 million (pre-tax) to date of tangible value in the Delek valuation but also serves to improve the liquidity of the Delek Logistics units without diluting the overall market capitalization of Delek Logistics;

✓  Negotiated an accretive buy-out of a financing commitment agreement with Wink to Webster pipeline which allowed us to recoup capital expenditures we may not have incurred had it not been for the financing commitment and recognize an incremental gain of approximately $10.2 million;

✓ Announced our first greenhouse gas emissions reductions target as we seek to align our business with the Paris Climate Accords;
✓ Continued expansion in our crude gathering business in the Permian Gathering;
✓ Embodied our core value of safety with continuous improvement in DART (days away, restricted or transferred) and TRIR (total recordable incident rate) metrics since 2016; and

✓  Increased our focus on upgrading our technologies and implement advanced systems and processes to achieve further, more structural cost reductions, operational improvements, and asset optimization over the medium to long term.

Compensation Highlights for Fiscal 2021

The following are the highlights of our 2021 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which targets compensation at the market median of our energy sector peers and a broader group of energy and industrial companies.

•

Compensation is paid in a mix of base salary; annual cash-based incentives under our Annual Incentive Plan (“AIP”); and equity-based long-term incentive awards (consisting of equal amounts of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”)).

•	Compensation is tied to our financial, operating, environmental, safety, and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of financial, safety, environmental, and operating performance, consistent with our pay-for-performance philosophy. Financial metrics comprise 60% of the company performance weighting and includes Adjusted Earnings Per Share (“Adjusted EPS”) and Return on Invested Capital (“ROIC”) relative to peers. Any payment under the Plan requires achieving at least threshold Adjusted EPS performance for the year. In 2021, the Company did not achieve the threshold Adjusted EPS hurdle of $0.51; therefore, no cash bonuses were earned under the Plan.

•

Our equity-based long-term incentive program is intended to attract, motivate, and retain participants, and to enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. In 2021 as in past years, 50% of the target value of each executive’s long-term incentive opportunity was granted in time-vesting RSUs and 50% was granted in performance-vesting PSUs. In 2021, two-thirds of RSUs were awarded in Company stock and one-third of the RSUs were awarded in Delek Logistics common limited partner units. The RSU grants vest on a quarterly basis over a three-year period and the PSU grants vest based on our total shareholder return (“TSR”) relative to our peers.

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Advisory Vote on Executive Compensation

We conducted an advisory vote to approve our executive compensation at our 2021 Annual Meeting of Stockholders, and more than 78% of the votes cast were in favor of our NEO compensation as described in our Proxy Statement. As a result, our NEO compensation was approved (on an advisory basis) by our stockholders. Furthermore, excluding shares held by the group of stockholders who conducted an unsuccessful proxy contest to elect three nominees to our Board in 2021, the votes cast in favor of our NEO compensation exceeded 92%.

While these votes are not binding on us, our Board or its committees, we believe it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policy and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy Statement. Our Board and its Compensation Committee value the opinions of our stockholders. Our Board will consider any concerns raised by our stockholders and our Compensation Committee will evaluate whether any actions are necessary to address the concerns. In addition to the advisory vote to approve our executive compensation, we encourage ongoing engagement with our stockholders on executive compensation and corporate governance issues.

Summary of Compensation Actions for 2022

At its February 2022 meeting, the Compensation Committee approved the following actions regarding the Company’s compensation program for 2022. The Compensation Committee’s actions were influenced by the Company’s current financial and share performance, a desire to maintain strong pay for performance alignment, as well as market insights and advice provided by the Compensation Committee’s independent consultant.

▶

The Compensation Committee approved an Annual Incentive Plan for the 2022 fiscal year (the “2022 AIP”) applicable to executive officers. Under the 2022 AIP, payment of awards will be based on the Company’s Adjusted EPS for the year ending December 31, 2022. Under the 2022 AIP, no annual bonuses will be paid to our executive officers unless the Company’s Adjusted EPS for the year ending December 31, 2022 equals or exceeds $0.30. If this threshold is achieved, the 2022 AIP will be funded and the payouts will be determined based on Company Adjusted EPS and Adjusted EBITDA achievement, operating metrics, and individual performance.

▶

The Compensation Committee approved long-term incentive awards to our named executive officers under the 2020 Long-Term Incentive Plan (the “2020 LTIP”). The awards consist of RSUs and PSUs. The PSUs vest at the end of the applicable three year performance period and are based on our relative total shareholder return (“TSR”), which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Compensation Committee. Our NEOs may earn from 0% to 200% of the PSUs granted based on certain performance standards. The RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date), subject to the employee’s continued employment with the Company. Two-thirds of RSUs awarded under the 2020 LTIP will be in Company stock and one-third of the RSUs will be in Delek Logistics common limited partner units.

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Compensation Overview, Objectives and Philosophy

Our NEO compensation framework in 2021 emphasized retention and recruitment in a manner that was designed to support stockholder value and reward the performance of our NEOs with reference to the overall performance of the Company. We have developed a compensation framework that is designed to:

These objectives governed the decisions that the Compensation Committee made during 2021 for compensation of our NEOs and will govern the decisions it makes during fiscal year 2022 with respect to the amount and type of compensation payable to our NEOs. Further, we believe that these objectives strengthen our commitment to operate our business in conformity with the highest standards of ethical conduct.

Elements of Our Compensation

The compensation framework for our NEOs consists primarily of the following three elements:

•

Fixed Compensation: Base salaries, predetermined severance, limited fringe benefits and perquisites and other benefits are primarily intended to attract and retain our NEOs by providing reliable compensation that is not contingent upon short-term or long-term objectives.

•

Annual Incentive Compensation: Performance-based annual cash bonuses are primarily intended to reward superior performance of both financial and non-financial goals by our NEOs and support fixed compensation in attracting and retaining our NEOs.

•	Long-Term Incentive Compensation: In 2021, our long-term incentive compensation for our NEOs included grants of time-vesting RSUs and performance-based PSUs.

Regarding the mix of these elements in our NEO compensation framework, our philosophy has been to weigh more heavily toward long-term incentive compensation and less toward fixed and annual incentive compensation, and we expect this philosophy to continue. Each of these elements is discussed further below.

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Compensation Setting Process

The Compensation Committee is responsible for determining the amount and mix of total compensation to be paid to our NEOs. In making these determinations for our NEOs other than Mr. Yemin, the Compensation Committee typically solicits the input and recommendations of Mr. Yemin. For all of our NEOs, the Compensation Committee references external consultant studies of our compensation programs conducted contemporaneously or in recent years.

Our goal from each year is to develop an appropriate mix of fixed, annual incentive and long-term incentive compensation to attract and retain our NEOs while simultaneously incentivizing them to exert their best efforts to maximize near-term results and longer-term value for our stockholders.

External Consultants

We believe that, in some circumstances, external compensation consultants can provide valuable assistance to us in setting NEO compensation. The Compensation Committee typically engages external compensation consultants to provide reports related to the design and amount of NEO compensation and to evaluate achievement under performance awards. The Compensation Committee also engages compensation consultants to provide director compensation analyses and target compensation reports that are used to develop our director compensation framework. Finally, the Compensation Committee engages compensation consultants to assist us with the development of our annual cash bonus plans and the evaluation of achievement under such plans. For 2021, the Compensation Committee retained Pay Governance LLC (“Pay Governance”), a nationally recognized independent executive compensation consultant, to provide the Compensation Committee advice on executive compensation matters going forward. We expect that, from time to time, the Compensation Committee will continue to reference data and guidance provided, and to be provided, by Pay Governance or similar external consultants in setting NEO and director compensation. The Compensation Committee believes that Pay Governance is independent of management and provides the Compensation Committee with objective guidance.

Benchmarking

We believe that effective executive compensation practices depend upon the particular facts and circumstances of each employer and should not be dictated by the practices of others. Therefore, our compensation practices for our NEOs are not designed to track any particular company or group of companies. However, we believe that referencing specific and aggregated compensation data from certain companies and groups of companies from time to time can be a useful tool in our decision-making process for all areas of our compensation framework. The Compensation Committee, with the assistance of its former compensation consultant, developed the group of companies listed below (the “Comparator Group”) during 2020, which it revisited in 2021. Because these comparator companies vary in size, the Compensation Committee may consider regression analyses of their data to provide more meaningful points of reference. We may also reference unregressed data from a larger group

In determining the Comparator Group, we considered: ▶ 12-Month Revenue ▶ December 31, 2021 Market Cap ▶ Total Assets ▶ Number of Employees ▶ Business Description

of general industry companies with sizes similar to ours. We believe this compensation data is derived from appropriate comparative cross sections of competitors in our industries and for our talent with market capitalization and/or operational complexity similar to ours and provides meaningful market information to be referenced from time to time in our compensation decisions. The Comparator Group consists of the following companies:

CVR Energy, Inc.	ONEOK, Inc.

Genesis Energy, LP	Par Pacific Holdings, Inc.

HollyFrontier Corporation	PBF Energy, Inc.

Magellan Midstream Partners, LP	Phillips 66

Marathon Petroleum Corporation	Plains All American Pipeline, LP

NuStar Energy, LP	Valero Energy Company

At its November 2021 meeting, the Compensation Committee approved a revised peer group of 20 companies for use going forward into 2022. Pay Governance played a key role in identifying a broader set of companies to serve as peers based on the following characteristics:

●	Companies with commodity exposure, cyclical/volatile business cycles, heavy manufacturing operations, and/or safety and environmental focus

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●	U.S.-based public companies representing the following industry sectors: Oil and Gas Refining and Marketing, Oil and Gas Storage and Transportation, Chemicals, and Metals and Mining
●	Reasonably aligned with the Company from a market capitalization and revenue perspective

The revised comparator group consists of the following 20 companies:

Alcoa Corp.	Green Plains Inc.	PBF Energy, Inc.

Arconic Corp.	Genesis Energy, LP	Ryerson Holding Corp.

Cabot Corp.	HollyFrontier Corporation	Schnitzer Steel Industries, Inc.

Commercial Metals Co.	Huntsman Corp.	Sunoco LP

Crestwood Equity Partners LP	NuStar Energy, LP	The Chemours Co.

CVR Energy, Inc.	Par Pacific Holdings, Inc.	World Fuels Services Corp.

EnLink Midstream, LLC	Plains All American Pipeline, LP

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable at-risk components of compensation for our executives as they progress higher into our organization and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term equity ownership culture. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this structure is appropriate as executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term equity incentives that measure and reward the Company’s performance over a multiple year period. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. The higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to tenure in the position or initial compensation package provided upon hiring. The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in 2021.

	Fixed vs. Variable Compensation		Short vs. Long-Term Compensation

	% of Annual Compensation Fixed	% of Annual Compensation Variable (1)	% of Short-Term Compensation (1)	% of Long-Term Compensation
Ezra Uzi Yemin	12%	88%	29%	71%
Denise McWatters	30%	70%	52%	48%
Todd O’Malley	29%	71%	50%	50%
Reuven Spiegel	32%	68%	57%	43%
Louis LaBella	33%	67%	58%	42%

(1)    The percent listed is based on the target bonus for 2021, as the threshold was not achieved and there was not a payout.

Fixed Compensation

A portion of our NEOs’ overall cash compensation is base salary. Generally, NEO base salaries have not been based upon specific measures of corporate performance, but are determined by the Compensation Committee with reference to each employee’s individual performance, position and responsibilities, the fixed compensation of our other NEOs and other members of senior management, competitive data and the recommendations of our Chief Executive Officer (except as it pertains to his own compensation). We generally seek to position NEO base salaries at or below the median of size-regressed data from our Comparator Group and unregressed data from other companies of similar size to us. The Compensation Committee believes that the fixed compensation paid to our NEOs is appropriate and helps achieve our objectives to attract, retain and motivate our NEOs. From November 2020 until July 2021 our Chief Executive Officer, Mr. Yemin, voluntarily reduced his base salary by 35% in recognition of the challenges facing our business.

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For a description of the base salaries and other elements of fixed compensation paid to our NEOs for 2021, please refer to the Summary Compensation Table in this Proxy Statement.

Annual Incentive Compensation

Annual cash bonuses paid to our NEOs for a fiscal year are typically determined in the first quarter of the ensuing fiscal year and are intended to reward company-wide performance and, to a lesser extent, individual performance during the year.

Compensatory Arrangements and Annual Bonuses

No compensatory arrangement with any NEO guarantees that an annual cash bonus will be paid to her or him each year. The decision to award annual cash bonuses to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Compensation Committee and/or the Board.

2021 Annual Bonus Plan

In February 2021, the Compensation Committee approved an Annual Incentive Plan for the 2021 fiscal year (the “2021 Bonus Plan”) applicable to executive officers, which is the same plan applicable to other employees otherwise eligible under the 2021 Bonus Plan. Under the 2021 Bonus Plan, payment of awards under the 2021 Bonus Plan would be based on the Company’s Adjusted EPS for the year ending December 31, 2021.

Under the 2021 Bonus Plan, no annual bonuses would be paid to our executive officers unless the Company’s Adjusted EPS for the year ending December 31, 2021 equaled or exceeded $0.51. If this threshold was achieved, the 2021 Bonus Plan was to be funded and the Compensation Committee could further evaluate the Company’s relative performance and exercise downward discretion under the formula set forth below.

•

Financial Performance. The Compensation Committee would attribute 60% of its evaluation to the Company’s financial performance under an Adjusted EPS / relative return on invested capital (“Relative ROIC”) matrix as set forth below:

Adjusted EPS		Relative ROIC Performance (Percentile of Comparator Group)
		<25%	≥25% <50%	≥50% <75%	≥75%

≥ $2.51		150%	175%	200%	200%

$2.11	$2.50	125%	150%	175%	200%

$1.71	$2.10	100%	125%	150%	175%

$1.31	$1.70	75%	100%	125%	150%

$0.91	$1.30	66%	75%	100%	125%

$0.51	$0.90	50%	66%	75%	100%

< $0.50		0%	0%	0%	0%

•

Safety Metrics. The Compensation Committee would attribute 10% of its evaluation, apportioned equally, to the Company’s performance in safety as measured by each of (i) the Company’s total recordable incident rate (“TRIR”) and (ii) the Company’s days away, restricted or transferred rate (“DART”).

•

Process Safety Management / Environmental Metrics. The Compensation Committee would attribute 10% of its evaluation to process safety management and environmental metrics as follows: (i) 5% of its evaluation to Tier I and II events at company refining facilities under the OSHA Process Safety Management standard and (ii) 5% of its evaluation to environmental metrics which consist of (A) 3% to spills and releases, (B) 1% to flaring hours and (C) 1% to water exceedances.

•

Refinery Reliability and Utilization. The Compensation Committee would attribute the remaining 20% of its evaluation, apportioned equally, to the Company’s performance in (i) refinery operational availability as compared to the operational availability of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study at the beginning of the applicable bonus year (with the 2021 bonus year being based on the 2016 study published by Solomon Associates) and (ii) refinery utilization as compared to utilization of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study.

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In February 2022, the Compensation Committee evaluated the performance of the Company under the 2021 Bonus Plan. Because the Company’s Adjusted EPS for the year ending December 31, 2021 did not exceed the $0.51 threshold contained in the 2021 Bonus Plan, no amounts were paid.

The following table illustrates each NEO’s opportunity under 2021 Bonus Plan as well as the actual bonus earned under the Plan for 2021 performance:

	2021 AIP Opportunities as a % of Base Salary			Actual 2021 AIP Earned
	Minimum	Target	Maximum	% of Base Salary	Dollar Value
Ezra Uzi Yemin	0%	140%	280%	0%	$0
Denise McWatters	0%	75%	150%	0%	$0
Todd O’Malley	0%	75%	150%	0%	$0
Reuven Spiegel	0%	75%	150%	0%	$0
Louis LaBella	0%	75%	150%	0%	$0

Long-Term Incentives

The Compensation Committee believes that the grant of long-term compensation, primarily in the form of long-term equity incentive awards, to our NEOs is appropriate to attract, motivate and retain such individuals, and enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. The Compensation Committee believes that the best interests of our stockholders would be most effectively advanced by enabling our NEOs, who are responsible for our management, growth and success, to receive compensation from time to time in the form of long-term incentive awards. Because the vesting of long-term awards is based upon continued employment with us, the awards are designed to provide our NEOs with an incentive to remain with us. Since long-term awards will increase in value in conjunction with an increase in the value of our Common Stock or other performance metrics, such awards are also designed to align the interests of our NEOs and our stockholders.

Compensatory Arrangements and Long-Term Incentives

No compensatory arrangement with any NEO guarantees that long-term incentive compensation will be awarded to her or him each year. The decision to award long-term incentive compensation to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Compensation Committee and/or the Board.

Equity Awards in 2021

In 2021, the Compensation Committee approved long-term incentive awards to our named executive officers under the 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards have two components: (i) PSUs and (ii) time-vested RSUs. The PSUs granted to Messrs. Yemin, Spiegel, LaBella, and O’Malley and Ms. McWatters, on March 10, 2021, were subject to a performance period beginning January 1, 2021 and ending December 31, 2023.

The PSUs vest at the end of the applicable performance period and are based on our relative TSR, which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Compensation Committee. Our named executive officers may earn from 0% to 200% of the PSUs granted based on the performance standards in the table below:

Performance Level	Relative TSR	Payout (as a % of target)

Below Threshold	< 25th Percentile	0%

Threshold	25th Percentile	50%

Target	50th Percentile	100%

Maximum	≥ 75% Percentile	200%

The time-vested RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time-vested RSUs are conditioned upon the employee’s continued employment with the Company.

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2016 Long-Term Incentive Plan

In 2016, our stockholders approved our 2016 Plan, which succeeded our 2006 Long-Term Incentive Plan (the “2006 Plan”) adopted by our Board upon our initial public offering. The 2016 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance awards and other stock-based awards to certain directors, officers, employees, consultants and other individuals who perform services for us or our affiliates. RSU and PSU awards under the 2016 Plan may be accompanied by dividend equivalent rights providing for a lump sum cash amount equal to the accrued dividends from the grant date of the RSU or PSU, which is paid in cash on the vesting date.

The Compensation Committee generally administers the 2016 Plan, has discretion to select the persons to whom awards are made under the 2016 Plan, and prescribes the terms and conditions of each award under the 2016 Plan. The Board also has the power to administer the 2016 Plan. With respect to the application of the 2016 Plan to non-employee directors, the Board has sole responsibility and authority for matters relating to the grant and administration of awards. For a description of the Compensation Committee’s delegation of authority to grant equity awards, please see the narrative discussion of our Compensation Committee under the heading “Committees of the Board of Directors” in this Proxy Statement.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the market price of our Common Stock on the grant date. We define the market price of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the date of the grant occurs on a day when the NYSE is not open for trading. For a description of the equity awards made under the 2016 Plan in 2020 to our NEOs and directors, please see the narrative discussions and tables under the headings “Grants of Plan-Based Awards in 2021” and “2021 Director Compensation” in this Proxy Statement.

We intend to continue our practice of providing long-term equity-based compensation under the 2016 Plan to our employees, including our NEOs, through time-vested grants with exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We also intend to continue our practice of making initial grants to newly hired executives, including future NEOs. The Compensation Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Fringe Benefits, Perquisites and Severance Provisions

Our NEOs are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability insurance. We also sponsor a voluntary 401(k) Employee Retirement Savings Plan (“401(k) Plan”) for eligible employees (including our NEOs) administered by Fidelity Investments. Employees must be at least 21 years of age to participate in the 401(k) Plan. Prior to January 1, 2021, after the first anniversary of employment with us, provided such employee is at least 21 years of age and with at least 1,000 hours worked, we matched employee contributions to the 401(k) Plan, including those by our NEOs, on a fully vested basis up to a maximum of six percent of eligible compensation.

Because compensation limits imposed on qualified retirement plans by the Internal Revenue Code prevent certain of our executives, including our NEOs, from being able to contribute amounts to the 401(k) Plan sufficient to receive the full Company match of six percent of eligible compensation, in 2019 we adopted the Delek US Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows our executives, including our NEOs, to receive such matching contributions. The Deferred Compensation Plan allows participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and, prior to January 1, 2021, receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

Since the 2008 tax year, we have reimbursed our executive officers for the cost of professional preparation of their income tax returns. Because our executive officers are typically among our most highly compensated employees, their personal tax returns may be examined in connection with examinations of our tax returns. In addition, Exchange Act reporting requirements expose the executive officers’ compensation to public scrutiny. We believe that encouraging our executive officers to seek professional tax advice will mitigate the personal risks that accompany the heightened scrutiny of their compensation, provide us with a retention and recruiting tool for executive officers, and protect us from the negative publicity that could surround an executive officer’s misstatement of his or her personal income tax liabilities.

We currently have employment agreements with each of Messrs. Yemin, O’Malley, and Spiegel and Ms. McWatters. These employment agreements generally provide for certain benefits to and commitments from each NEO, including:

•	Provisions requiring the confidentiality of Company information obtained by the executive during his or her employment;

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•	Non-competition and non-solicitation restrictions on the executive in the event of termination of his or her employment; and
•

The provision of certain perquisites described above including reimbursement of certain tax preparation costs and, for Mr. Yemin, the use of a Company-owned vehicle, which perquisites are more fully described in the Summary Compensation Table in this Proxy Statement.

In addition, these employment agreements, as well as the terms of the 2006 Plan, the 2016 Plan and Delek Logistics LTIP, may require us to provide compensation or other benefits to our NEOs in connection with certain events related to a termination of employment or a change in control or exchange transaction. For a description of the terms of these arrangements, see “Potential Payments Upon Termination or Change-in-Control” in this Proxy Statement. We have established these arrangements because we believe that providing NEOs with compensation and benefit arrangements upon termination or a change in control or exchange transaction is necessary for us to be competitive with compensation packages of other companies in our industry and assists us in recruiting and retaining talented executives. In addition, formalizing these benefits provides us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is terminated.

Stock Ownership Guidelines

The Board has adopted the following stock ownership and retention guidelines for its executive officers, including Mr. Yemin, and for its non-employee directors:

INDIVIDUAL	VALUE OF SHARES TO BE OWNED

CHIEF EXECUTIVE OFFICER	5 x Base Salary

OTHER EXECUTIVE OFFICERS	2 x Base Salary

NON-EMPLOYEE DIRECTORS	3 x Base Annual Retainer

Executive officers and non-employee directors have five years to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. Compliance with the guidelines is monitored by the Compensation Committee.

Clawback Policy

Our Compensation Committee adopted a clawback policy in March 2016 that was updated in May 2020 (the “Clawback Policy”). The changes to the Clawback Policy in 2020 expanded the policy to cover (i) any conduct that results in a material restatement of our consolidated financial statements, without requiring intentional misconduct, (ii) fraud, intentional misconduct, gross negligence, and failures to monitor conduct or risk that harm the Company without resulting in a restatement, and (iii) incentive compensation in addition to equity compensation.

Under the Clawback Policy, as amended in 2020, if our consolidated financial statements are materially restated within three years of the first filing of such financial statements with the SEC due to material noncompliance with any financial reporting requirements under applicable securities laws, the Compensation Committee may require that any current or former employee subject to the Clawback Policy (which includes all of our executive officers) forfeit and/or return to us all or a portion of (a) any bonus or incentive compensation received or awarded for the period to the extent that the amount that would have been awarded had the financial results been properly reported would have been lower than the amount actually awarded (with respect to restatements), or in full or part (with respect to fraud, intentional misconduct, gross negligence, and failures to monitor conduct or risk that harm the Company) and (b) any compensation vested, awarded or received under any equity award (including any award of stock options, restricted stock, RSUs, PSUs or other performance shares, phantom shares or SARs) during the period subject to restatement or the period during which the fraud, intentional misconduct, gross negligence, or failure to monitor conduct or risk took place.

Prohibition Against Speculative Transactions

Our Code of Business Conduct and Ethics, which applies to all of our employees and directors, prohibits speculative transactions in our stock such as short sales, puts, calls or other similar options to buy or sell our stock in an effort to hedge certain economic risks or otherwise. In 2019 we also prohibited the pledging of our stock as collateral for loans or otherwise, with existing pledges grandfathered in.

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Guidelines for Trades by Insiders

We maintain policies that govern trading in our common stock by officers and directors required to report under Section 16 of the Exchange Act, as well as certain other employees who may have regular access to material non-public information about us. These policies include pre-approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 30 days after adoption. In addition, we discourage termination or amendment of trading plans by prohibiting trades under new or amended plans within 90 days following a plan termination or amendment.

Find more online

The following may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/:

Share Ownership and Retention Requirements for Directors and Executive Officers

Clawback Policy

Code of Business Conduct and Ethics

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

William J. Finnerty, Chair

Richard J. Marcogliese

Gary M. Sullivan, Jr.

Laurie Z. Tolson

Shlomo Zohar

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Summary Compensation Table

The Summary Compensation Table below summarizes the compensation for the fiscal year ended December 31, 2021 (and the two prior fiscal years) for (i) our principal executive officer (Mr. Yemin), (ii) our principal financial officer (Mr. Spiegel), and (iii) our three other most highly compensated executive officers for the fiscal year ended December 31, 2021 (Messrs. LaBella and O’Malley and Ms. McWatters). We refer to these individuals collectively herein as our “named executive officers” or “NEOs.” The footnotes to the Summary Compensation Table set forth narrative discussions of the material factors necessary to understand the information disclosed in the table.

On March 28, 2022 we announced that Mr. Yemin will be stepping down as our Chief Executive Officer and will assume the role of Executive Chairman of the Board effective in June 2022. Avigal Soreq, who as of the date of this Proxy Statement serves as the Chief Executive Officer of El Al Israel Airlines Ltd, has agreed to serve as our next Chief Executive Officer. Mr. Soreq previously served as our Chief Operating Officer and Chief Commercial Officer, among other positions at the Company. Additionally, on March 28, 2022 we announced that Mr. O’Malley was promoted to Chief Operating Officer.

During the fiscal year ended December 31, 2021 Mr. LaBella served as our EVP, President of Refining. Mr. LaBella passed away after a brief illness on October 6, 2021, and his position remained open for the remainder of 2021.

Name Principal Position(s)	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
		($)	($)	($)	($)	($)	($)	($)

Ezra Uzi Yemin	2021	871,026 (6)	—	7,771,055	—	—	26,332	8,668,413

Chief Executive Officer	2020	1,056,487 (6)	—	5,673,958	—	—	41,211	6,771,657

	2019	972,500	142	6,292,178	—	1,756,335	39,753	9,060,909
Reuven Spiegel EVP, Chief Financial Officer	2021	490,385	500,000 (7)	969,748	—	—	7,498	1,967,630

	2020	351,923	—	99,973	—	—	40,891	492,787

Denise McWatters EVP, General Counsel, and Corporate Secretary	2021	362,308	—	848,462	—	—	2,741	1,213,511

Todd O’Malley EVP, Chief Operating Officer	2021	484,616	50,000 (8)	969,724	—	—	425,929	1,930,268

Former Executive Officer

Louis LaBella (9)	2021	292,308	—	616,703	—	—	1,714,829 (9)	2,007,137

Former EVP, President of Refining	2020	411,923	—	450,313	—	—	36,879	899,115

	2019	323,942	100,142	406,758	—	208,943	31,883	1,071,669

(1)

Amounts shown represent 26 bi-weekly pay periods during each fiscal year, 27 bi-weekly pay periods in 2020 due to leap year, and are not reduced to reflect the NEO’s contributions, if any, to the Company’s 401(k) Plan. Amounts shown are amounts actually earned by the NEO during the applicable fiscal year and reflect, to the extent applicable, the impact of any salary adjustments during the year.

(2)

For 2019, the amounts reported in this column reflect discretionary cash bonuses awarded by the Compensation Committee in 2020 for 2019 service in consideration of the Company’s successful performance in 2019.

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(3)

Amounts in this column represent the grant date fair value of PSUs, DK RSUs, and DKL RSUs granted under the 2016 Plan. The fair value of PSUs is calculated using a Monte-Carlo simulation model, which assumes a risk-free rate of interest of 2.42%, an expected term of 2.81 years and expected volatility of 39.67%. The fair value of RSUs is calculated using the closing price of our Common Stock and DKL’s common limited partner units on the date of the grant. Assumptions used in the calculation of these amounts for the 2021 fiscal year are included in footnote 20 to our audited financial statements for the 2021 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 25, 2022. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ. If achievement of the highest level of performance conditions is assumed, the grant date fair value of the PSUs and RSUs granted in 2021 would be $12,392,132 for Mr. Yemin, $1,539,525 for Mr. Spiegel, $1,346,965 for Ms. McWatters, $1,539,477 for Mr. O’Malley and $983,446 for Mr. LaBella. The grant date fair value of each PSU and RSU award in 2021 is set forth in the Grants of Plan-Based Awards in 2021 table on page 40.

(4)	For 2019 and 2020, the amounts reported in this column reflect amounts earned under the 2019 and 2020 Bonus Plans, respectively.

(5)

For fiscal year 2021, this amount includes matching contributions to the Company’s 401(k) Plan in the amount of $4,615 for Mr. LaBella; group term life insurance premiums of $1,242 for Mr. Yemin, $2,741 for Ms. McWatters, $623 for Mr. O’Malley, $6,858 for Mr. Spiegel, and $1,242 for Mr. LaBella. For Mr. Yemin, this amount also includes reimbursement in the amount of $25,000 for professional tax preparation fees and $90 for auto expenses. For Mr. O’Malley, this amount also includes reimbursement in the amount of $735 for phone expenses and $410,271 for relocation services rendered in 2021. No other NEO had perquisites or other personal benefits in 2021 with an aggregate value in excess of $10,000. For Mr. Spiegel, this amount also includes reimbursement in the amount of $910 for phone expenses and $90 for auto expenses and a $640 for relocation services rendered in 2021.

(6)	This amount reflects Mr. Yemin’s decision to waive 33% of his salary from November 3, 2020 until July 1, 2021, as discussed above under “Executive Summary – Impact of the COVID-19 Pandemic.”

(7)	This amount represents a signing bonus paid to Mr. Spiegel pursuant to the terms of his offer letter dated April 6, 2020.

(8)	This amount represents a signing bonus paid to Mr. O’Malley in connection with his hire.

(9)

During the fiscal year ended December 31, 2021 Mr. LaBella served as our EVP, President of Refining. Mr. LaBella passed away after a brief illness on October 6, 2021. The All Other Compensation column includes $100,000 representing continuation of his base salary through the end of 2021, $300,000 representing his target bonus for 2021, $31,307 representing COBRA benefits paid for by the Company, $150,724 representing payment for accrued vacation, and $1,045,710 representing the value of unvested outstanding equity awards that accelerated in connection with his passing.

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Grants of Plan-Based Awards in 2021

The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2021:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)				Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3)

	Threshold	Target	Maximum	Grant Date	Threshold	Target	Maximum

Ezra Uzi Yemin	—	$1,505,000	$3,010,000	03/10/2021 03/10/2021 03/10/2021	63,355	126,709	253,418	84,473 (4) 29,029 (5)	$2,099,999 $1,049,979 $4,621,077

Reuven Spiegel	—	$375,000	$750,000	03/10/2021 03/10/2021 03/10/2021 03/10/2021 03/10/2021	2,011 2,011 4,023	4,022 4,022 8,045	8,044 8,044 16,090	10,726 (4) 3,686 (5)	$266,648 $133,323 $135,381 $140,971 $293,401

Denise McWatters	—	$300,000	$600,000	03/10/2021 03/10/2021 03/10/2021 03/10/2021 03/10/2021	1,760 1,760 3,520	3,519 3,519 7,039	7,038 7,038 14,078	9,385 (4) 3,225 (5)	$233,311 $116,648 $118,450 $123,341 $256,712

Todd O’Malley	—	$450,000	$900,000	03/10/2021 03/10/2021 03/10/2021 03/10/2021 03/10/2021	2,011 2,011 4,023	4,022 4,022 8,045	8,044 8,044 16,090	10,726 (4) 3,686 (5)	$266,648 $133,323 $135,381 $140,971 $293,401
Former Executive Officer

Louis LaBella	—	$300,000	$600,000	03/10/2021 03/10/2021 03/10/2021	5,028	10,056	20,112	6,704 (4) 2,303 (5)	$166,661 $83,300 $366,742

(1)	Represents possible payouts under the 2021 Bonus Plan. As discussed above, the threshold level of performance was not met, so no payouts were made under the 2021 Bonus Plan.

(2)

The amounts in this column reflect the threshold, target, and maximum shares to be issued upon the vesting of PSUs. The PSUs granted to Messrs. Yemin and LaBella are subject to a performance period beginning January 1, 2021 and ending December 31, 2023. The PSUs granted to Messrs. Spiegel and O’Malley and Ms. McWatters on March 10, 2021 are subject to three different performance periods: January 1, 2021 and ending December 31, 2021, January 1, 2021 and ending December 31, 2022, and January 1, 2021 and ending December 31, 2023.

(3)

The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes over the expected term of the grant. Assumptions used in the calculation of this amount for the 2021 fiscal year are included in footnote 20 to our audited financial statements for the 2021 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 25, 2022. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ.

(4)	The amounts in this column reflect the Delek shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for three years, pro rata.

(5)

The amounts in this column reflect the Delek Logistics common units to be issued upon the vesting of RSUs granted under the Delek Logistics 2012 Long-Term Incentive Plan. The RSUs vest quarterly for three years, pro rata.

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Narrative to the Summary Compensation Table and Grants of Plan-Based Awards in 2021 Table

The following is a discussion of certain terms of the employment agreements with our NEOs that we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and Grants of Plan-Based Awards in 2021 Table.

Yemin Employment Agreement

On May 8, 2020, we entered into an amended and restated employment agreement with Mr. Yemin (the “Yemin Agreement”). The Yemin Agreement provides Mr. Yemin an annual base salary of at least $1,075,000, and sets his annual bonus target at 140% of his base salary with a maximum payout opportunity of 200% of the target amount. The Yemin Agreement also provides for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $6,300,000 per year split evenly between time-vesting RSUs and performance-based PSUs. The Yemin Agreement has an initial term expiring May 8, 2023, and will automatically renew for one-year terms unless terminated by either Mr. Yemin or the Company.

Under the Yemin Agreement, Mr. Yemin also leases his residence from us at fair market value and included an option to purchase the residence at fair market value. This option expired on May 7, 2021. Perquisites provided by the Yemin Agreement include reimbursement for the reasonable costs of professional preparation of his personal income tax return(s), not to exceed $25,000 in any calendar year, and the personal use of a company-owned automobile.

The Yemin Agreement also includes a noncompetition clause which provides that Mr. Yemin will not compete with the Company, directly or indirectly, in a geographic territory defined in the Yemin Agreement during the term of the Yemin Agreement and for one year thereafter. The Yemin Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Yemin Agreement and for one year thereafter.

Under the terms of the Yemin Agreement, Mr. Yemin may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

On March 28, 2022, we announced that Mr. Yemin would be transitioning from our Chief Executive Officer to Executive Chairman of the Board in June 2022, in connection with the appointment of Avigal Soreq as our Chief Executive Officer. In connection with this transition we entered into two agreements with Mr. Yemin. The first is an amendment to the Yemin Agreement that terminates the Yemin Agreement on the date he becomes our Executive Chairman of the Board, provided, however, that the accelerated vesting described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement under the Yemin Agreement will be preserved through Mr. Yemin’s tenure as Executive Chairman of the Board.

The second agreement entered into with Mr. Yemin in connection with this transition is a new Executive Chairman Agreement (the “Executive Chairman Agreement”). Under the Executive Chairman Agreement Mr. Yemin will, to the extent he is elected as a member of the Board, serve as the Executive Chairman of the Board and be entitled to receive a base salary of $800,000 for the first twelve months following the Executive Chairman Agreement and base salary of $500,000 through the period beginning on the first anniversary of the effective date of the Executive Chairman Agreement and ending January 1, 2024. Mr. Yemin will be eligible to receive, through the period ending January 1, 2024, an annual target bonus of 140% of the base salary in effect for the calendar year in which such bonus is payable. If at any time during the period ending December 31, 2025 Mr. Yemin ceases to be a member of the Board, he will serve as an advisor to our Chief Executive Officer and the Board on mutually agreeable terms to be determined in good faith and will receive competitive market compensation for such services. If Mr. Yemin’s employment as Executive Chairman is terminated by us or our stockholders (or by Mr. Yemin for “Good Reason” as defined below) prior to January 1, 2024, he will be entitled to receive a severance payment equal to the sum of his remaining base salary and target bonus for the period ending January 1, 2024, payable in accordance with the regular payroll practice of the Company. He will also be entitled to the costs of continuing family health insurance under COBRA for 18 months. Mr. Yemin would not be entitled to accelerated vesting upon a termination of employment provided he continues providing advisory services. In the event of a termination due to death or “Disability” Mr. Yemin will be entitled to the benefits currently provided under the Yemin Agreement and described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement. To the extent (a) we do not engage Mr. Yemin as an advisor to our Chief Executive Officer and the Board on mutually agreeable terms to be determined in good faith by both parties, or (b) such advisory relationship is terminated by us without “Cause,” Mr. Yemin’s time-vesting awards will become 100% vested upon his termination of service and his performance-based awards will vest pursuant to actual performance at the end of the performance period applicable to such awards without pro ration.

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McWatters Employment Agreement

On February 3, 2021, we entered into an employment agreement with Ms. McWatters that expires on February 28, 2025 (the “McWatters Agreement”). The McWatters Agreement provides Ms. McWatters with an annual base salary of at least $400,000 and sets her annual bonus target at 75% of base salary with a maximum payout opportunity of 200% of the target amount. The McWatters Agreement also provides that Ms. McWatters is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $700,000 per year split evenly between time-vested RSUs and performance-based PSUs.

The McWatters Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the McWatters Agreement and for one year thereafter.

Ms. McWatters may receive certain benefits upon the expiration or termination of her employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

O’Malley Employment Agreement

On March 1, 2021, we entered into an employment agreement with Mr. O’Malley that expires on February 28, 2025 (the “O’Malley CCO Agreement”). The O’Malley CCO Agreement provides for the following: an annual base salary of at least $600,000; a $50,000 cash payment at the end of year one and a $50,000 cash payment at the end of year two; an annual bonus opportunity with a target amount of 75% of base salary with a maximum payout opportunity of 200% of the target amount. The O’Malley CCO Agreement also provides that Mr. O’Malley is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $800,000 per year split evenly between time-vested RSUs and performance-based PSUs.

The O’Malley CCO Agreement includes a noncompetition clause which provides that Mr. O’Malley will not compete with the Company, directly or indirectly, in the geographic area defined in the O’Malley CCO Agreement during the term of the O’Malley CCO Agreement and for one year thereafter. The O’Malley CCO Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the O’Malley CCO Agreement and for one year thereafter.

Mr. O’Malley may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

On March 28, 2022, we announced that Mr. O’Malley was promoted to Chief Operating Officer. Mr. O’Malley entered into a new employment agreement (the “O’Malley COO Agreement”) in connection with his promotion that is substantially similar to the existing O’Malley CCO Agreement with the following changes. The O’Malley COO Agreement has a fixed term ending on March 27, 2026. The O’Malley CCO Agreement does not contemplate automatic extension. In addition, the failure to renew the O’Malley CCO Agreement will not constitute an event that triggers severance payments. Mr. O’Malley’s new base salary is $700,000 and his annual target bonus is 100% of his base salary. Finally, the change in control provisions of the O’Malley CCO Agreement were removed and Mr. O’Malley entered into a separate Change in Control Agreement with us that provides for materially similar protections as the O’Malley CCO Agreement described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement. The Change in Control Agreement has a term that begins six months prior to a change in control and continues for 24 months following the change in control.

Spiegel Employment Agreement

On August 1, 2020, we entered into an employment agreement with Mr. Spiegel that expires on December 31, 2023 (the “Spiegel Agreement”). The Spiegel Agreement amends and replaces the offer letter the Company entered into with Mr. Spiegel in April 2020 in connection with his appointment as Chief Financial Officer. The Spiegel Agreement provides for the following: an annual base salary of $500,000; a $500,000 cash bonus opportunity payable in April 2021; beginning in 2021, an annual bonus opportunity with a target amount of 75% of base salary and a maximum payout opportunity of 200% of the target amount; and, beginning in 2021, annual grants under the Company’s 2016 Long-Term Incentive Plan in an amount of $800,000 per year split evenly between time-vesting RSUs and performance-based PSUs.

The Spiegel Agreement includes a noncompetition clause which provides that Mr. Spiegel will not compete with the Company, directly or indirectly, in the geographic territory defined in the Spiegel Agreement during the term of the Spiegel Agreement and for one year thereafter. The Spiegel Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Spiegel Agreement and for one year thereafter.

Mr. Spiegel may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

DELEK US HOLDINGS, INC.	2022 PROXY STATEMENT | 42

Outstanding Equity Awards at December 31, 2021

The following table provides information about the number of outstanding equity awards held by our NEOs at December 31, 2021.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)	Equity Incentive Plan Awards
							Number of Unearned Shares or Units	Market or Payout Value of Unearned Shares or Units (1)
Ezra Uzi Yemin	—	—	—	—	7,299 (2) 103,510 (3) 63,356 (4) 21,772 (5)	$109,412 $1,551,615 $949,706 $930,318	87,586 (2) 248,422 (3) 126,709 (4)	$1,312,914 $3,723,846 $1,899,368
Reuven Spiegel	—	—	—	—	8,046 (6) 2,765 (5)	$120,610 $118,148	4,022 (6) 4,022 (6) 8,045 (6)	$60,290 $60,290 $120,595
Denise McWatters	—	—	—	—	7,039 (7) 2,420 (5)	$105,515 $103,407	3,519 (7) 3,519 (7) 7,039 (7)	$52,750 $52,750 $105,505
Todd O’Malley	—	—	—	—	8,046 (6) 2,765 (5)	$120,610 $118,148	4,022 (6) 4,022 (6) 8,045 (6)	$60,290 $60,290 $120,595
Former Executive Officer
Louis LaBella	6,500 6,500 6,500	—	$30.10 $36.53 $26.32	10/06/2022 10/06/2022 10/06/2022	—	—	—	—

(1)

Amounts in these columns with respect to Delek RSUs and PSUs are based upon a market value of $14.99 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2021. Amounts with respect to Delek Logistics RSUs are based upon a market value of $42.73 per Delek Logistics common unit, which was the closing price of Delek Logistics common units on the NYSE on December 31, 2021. The value of PSUs assumes settlement at the target quantities.

(2)

On March 10, 2019, Mr. Yemin was granted 87,586 PSUs and 87,586 RSUs. The PSUs were subject to a performance period that began January 1, 2019 and ended December 31, 2021. None of these PSUs were paid out. The RSUs vested quarterly over three years, with the remaining RSUs vesting on March 10, 2022.

(3)

On March 10, 2020, Mr. Yemin was granted 248,422 PSUs and 248,422 RSUs. The PSUs are subject to a performance period that began January 1, 2020 and ends December 31, 2022. The RSUs vest quarterly over three years, pro rata. 144,912 of the RSUs had vested at December 31, 2021.

(4)

On March 10, 2021, Mr. Yemin was granted 126,709 PSUs, 84,473 Delek RSUs and 29,029 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 21,117 of the Delek RSUs and 7,257 of the Delek Logistics RSUs had vested at December 31, 2021.

(5)	Represents Delek Logistics RSUs.

(6)

On March 10, 2021, Messrs. Spiegel and O’Malley were each granted 16,089 PSUs, 10,726 Delek RSUs and 3,686 Delek Logistics RSUs. 4,022 of the PSUs were subject to a performance period that began January 1, 2011 and ended December 31, 2021; none of these PSUs were paid out. 4,022 of the PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2022. 8,045 of the PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 2,680 of the Delek RSUs and 921 of the Delek Logistics RSUs had vested at December 31, 2021.

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(7)

On March 10, 2021, Ms. McWatters was granted 14,077 PSUs, 9,385 Delek RSUs and 3,225 Delek Logistics RSUs. 3,519 of the PSUs were subject to a performance period that began January 1, 2011 and ended December 31, 2021; none of these PSUs were paid out on. 3,519 of the PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2022. 7,039 of the PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 2,346 of the Delek RSUs and 805 of the Delek Logistics RSUs had vested at December 31, 2021.

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Option Exercises and Stock Vested in 2021

The following table provides information about NQSO and SAR exercises by, and the vesting of RSUs and PSUs for, our NEOs during fiscal year 2021.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting

Ezra Uzi Yemin	n/a	n/a	203,173	(1)	$4,511,357	(1)

Denise McWatters	n/a	n/a	3,151	(2)	$73,775	(2)

Todd O’Malley	n/a	n/a	3,601	(3)	$84,339	(3)

Reuven Spiegel	n/a	n/a	5,428	(4)	$164,910	(4)

Former Executive Officer

Louis LaBella	n/a	n/a	63,411	(5)	$1,247,728	(5)

(1)        Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
YEMIN	3/10/2021	62,795	DK	PSU**	$24.86	$1,561,084
	3/10/2021	28,001	DK	RSU	$24.86	$696,105
	6/10/2021	28,001	DK	RSU	$23.75	$665,024
	9/10/2021	4,838	DKL	RSU	$43.67	$211,725
	9/10/2021	42,079	DK	RSU	$16.34	$687,571
	12/10/2021	2,419	DKL	RSU	$43.75	$105,831
	12/10/2021	35,040	DK	RSU	$16.68	$584,467

* The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

** Reflects the PSUs earned for the performance period that commenced on January 1, 2019 and ended on December 31, 2019, because performance targets were met.

(2)        Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
MCWATTERS	9/10/2021	537	DKL	RSU	$43.67	$23,451
	9/10/2021	1,564	DK	RSU	$16.34	$25,556
	12/10/2021	268	DKL	RSU	$43.75	$11,725
	12/10/2021	782	DK	RSU	$16.68	$13,044

* The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

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(3)        Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
O’MALLEY	9/10/2021	614	DKL	RSU	$43.67	$26,813
	9/10/2021	1,787	DK	RSU	$16.34	$29,200
	12/10/2021	307	DKL	RSU	$43.75	$13,431
	12/10/2021	893	DK	RSU	$16.68	$14,895

* The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

(4)        Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
SPIEGEL	6/10/2021	1,827	DKL	RSU	$44.10	$80,571
	9/10/2021	1,787	DK	RSU	$16.34	$29,200
	9/10/2021	614	DKL	RSU	$43.67	$26,813
	12/10/2021	893	DK	RSU	$16.68	$14,895
	12/10/2021	307	DKL	RSU	$43.75	$13,431

* The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

(5)        Quantities and values for these columns are comprised of the following:

NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
LABELLA	3/10/2021	2,389	DK	RSU	$24.86	$59,391
	6/10/2021	2,889	DK	RSU	$23.75	$68,614
	9/10/2021	383	DKL	RSU	$43.67	$16,726
	9/10/2021	3,506	DK	RSU	$16.34	$57,288
	10/6/2021**	1,920	DKL	RSU	$47.29	$90,797
	10/6/2021**	16,890	DK	RSU	$18.25	$308,243
	10/6/2021**	35,434	DK	PSU	$18.25	$646,671

* The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

** Represents awards whose vesting was accelerated in connection with Mr. LaBella’s death.

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Non-Qualified Deferred Compensation

We sponsor a voluntary 401(k) Plan that allows eligible employees to make plan contributions on both a pre-tax and after-tax basis. Prior to January 1, 2021, we matched eligible employee contributions, including those by our NEOs, on a fully-vested basis up to a maximum of six percent of eligible compensation. Although NEOs are eligible to participate in the 401(k) Plan, the application of annual compensation limits under the Internal Revenue Code significantly limits our NEOs’ contributions under the 401(k) Plan. In 2019, we adopted a non-qualified Deferred Compensation Plan that allows our participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan. Prior to January 1, 2021, participants also received matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

The following table sets forth information regarding the contributions by each NEO and the Company to the Deferred Compensation Plan, as well as information regarding earnings, aggregate withdrawals and distributions and balances for each NEO as of and for the fiscal year ended December 31, 2021.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE

Ezra Uzi Yemin	—	—	—	—	—

Denise McWatters	—	—	—	—	—

Todd O’Malley	—	—	—	—	—

Reuven Spiegel	—	—	—	—	—

Former Executive Officer

Louis LaBella	—	—	$10,477	$88,285	—

(1)

These amounts represent elective contributions into the Deferred Compensation Plan during 2021 of eligible compensation earned by each of our NEOs. The amount of any base salary deferred is included in the amount reported in the 2021 salary column of the Summary Compensation Table above, and the amount of any annual incentive deferred is included in the amount reported in the 2021 non-equity incentive plan compensation column of the Summary Compensation Table above. Deferrals related to amounts otherwise payable in 2022 (even if considered earned in 2021) will be shown as executive contributions for 2022.

(2)

These amounts represent Company matching contributions to the Deferred Compensation Plan during 2021. The amount in this column for each NEO is included in the 2021 “All Other Compensation” column of the Summary Compensation Table above. The amounts in this column account for the company match of 100% up to 6%. This calculation considers the NEOs eligible earnings for the year and what was already paid on the 401(k) match.

(3)

These amounts represent the net gains for each NEO for the contributions to the Deferred Compensation Plan. None of these amounts are included in compensation reported in the Summary Compensation Table above because none of the earnings are considered to be “above market.”

The Deferred Compensation Plan account of each participating NEO is deemed to be invested in certain investment options available under the plan, as designated by the NEO. Deemed investment earnings and losses are applied to each NEO’s Deferred Compensation Plan account based upon the performance of the applicable investment. The Deferred Compensation Plan allows participants to elect the timing and method of distributions.

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Potential Payments Upon Termination or Change-In-Control

The following tables disclose the estimated payments and benefits that would be provided to each of our NEOs, applying the assumptions that each of the triggering events relating to termination of employment and changes in control described in their respective employment agreements, the 2006 Plan, the 2016 Plan and the Delek Logistics LTIP took place on December 31, 2021 and their last day of employment was December 31, 2021. These amounts are in addition to benefits payable generally to our salaried employees. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and the fair market values of our Common Stock and Delek Logistics’ common units.

Termination of Employment (1)	Yemin (2)	LaBella (3)	McWatters (4)	O’Malley (5)	Spiegel (6)

Severance Payment	$6,665,001	$400,000	$1,000,000	$1,500,000	$1,250,000

COBRA	$31,307	$31,307	$20,871	$20,871	$20,871

Accrued/Unused Vacation	$248,077	$150,724	$30,769	$36,923	$61,538

Accelerated RSUs	$1,147,815	$427,120	$46,390	$53,038	$53,038

Accelerated PSUs	$4,428,601	$699,822	$114,296	$130,633	$130,633

Accelerated SARs	$ —	$ —	$ —	$ —	$ —

TOTAL	$12,520,800	$1,708,972	$1,212,327	$1,741,466	$1,516,081

Change-In-Control (7)	Yemin (8)(9)	LaBella (3)	McWatters (10)	O’Malley (11)	Spiegel (12)

Severance/Change-In-Control Payment	$9,245,001	$ —	$1,700,001	$2,550,001	$2,125,000

COBRA	$31,307	$ —	$20,871	$20,871	$20,871

Accrued/Unused Vacation	$248,077	$ —	$30,769	$36,923	$61,538

Accelerated RSUs	$3,541,051	$ —	$208,921	$238,758	$238,758

Accelerated PSUs	$6,936,128	$ —	$211,014	$241,174	$241,174

Accelerated Options/SARs	$ —	$ —	$ —	$ —	$ —

TOTAL	$20,001,564	$ —	$2,171,576	$3,087,727	$2,687,342

(1)

The “Termination of Employment” table assumes that (a) we terminated the NEO’s employment without cause effective December 31, 2021, using the closing price our Common Stock on the NYSE of $14.99 per share and the closing price of Delek Logistics common units on the NYSE of $42.73 per unit, (b) any required advance notice provisions had been satisfied, (c) the vesting of equity awards under the 2006 Plan and 2016 Plan were accelerated by our Board pursuant to any applicable employment agreement provisions (including the prorated acceleration of PSUs at target quantities), and (d) the vesting of equity awards under the Delek Logistics LTIP were not accelerated because the Delek Logistics GP board is not bound by the employment agreements with our NEOs.

(2)	Assumes acceleration of 62,781 unvested DK RSUs, 4,838 unvested DKL RSUs, and 295,437 unvested PSUs.

(3)

On October 6, 2021, Mr. LaBella passed away after a brief illness. The amounts shown in the table reflect the amounts that were actually paid in connection with his death. No amounts are shown in the Change-in-Control table because employment actually terminated in 2021.

(4)	Assumes acceleration of 1,564 unvested DK RSUs, 537 unvested DKL RSUs, and 7,625 unvested PSUs.

(5)	Assumes acceleration of 1,788 unvested DK RSUs, 614 unvested DKL RSUs, and 8,715 unvested PSUs.

(6)	Assumes acceleration of 1,788 unvested DK RSUs, 614 unvested DKL RSUs, and 8,715 unvested PSUs.

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(7)

The “Change-In-Control” table assumes that an “exchange transaction” (as described under the heading “2006 Long-Term Incentive Plan” below) and “change in control” (as described under the heading “2016 Long-Term Incentive Plan” below) occurred on December 31, 2021 when the fair market values of our Common Stock and Delek Logistics’ common units were $14.99 per share and $42.73 per unit, respectively, and, as a result, the NEO’s employment is terminated and our Board and the Delek Logistics GP board of directors decided that all outstanding plan-based and other equity awards should become fully vested (including PSUs at target values) and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out).

(8)	Assumes acceleration of 174,165 unvested DK RSUs, 21,772 unvested DKL RSUs, and 462,717 unvested PSUs.

(9)	Mr. Yemin’s change in control payout on his equity awards are single trigger, such that he will receive his equity awards whether or not he is terminated.

(10)	Assumes acceleration of 7,039 unvested DK RSUs, 2,420 unvested DKL RSUs, and 14,077 unvested PSUs.

(11)	Assumes acceleration of 1,788 unvested DK RSUs, 614 unvested DKL RSUs, and 16,089 unvested PSUs.

(12)	Assumes acceleration of 8,046 unvested DK RSUs, 2,765 unvested DKL RSUs, and 16,089 unvested PSUs.

Narrative to the Potential Payments Upon Termination or Change-In-Control Tables

Yemin Employment Agreement

The Yemin Agreement contains certain provisions relating to the termination of his employment. In the event Mr. Yemin is terminated without cause (as defined in the Yemin Agreement), terminates his employment with good reason (as defined in the Yemin Agreement), or in the event of a failure to renew (as defined in the Yemin Agreement), Mr. Yemin would be entitled to (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iii) any annual bonus Mr. Yemin would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting and settlement, if applicable, of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Yemin’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Yemin Agreement. In addition, Mr. Yemin’s existing unvested equity options will vest upon a change in control regardless of whether his employment terminates.

If Mr. Yemin terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least six months’ advance written notice of termination, Mr. Yemin would be entitled to an amount equal to his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 18 months following the termination of his employment.

Upon a change in control (as defined in the Yemin Agreement), regardless of whether Mr. Yemin’s employment is terminated, all equity awards outstanding as of May 8, 2020 (the effective date of the Yemin Agreement), will become fully vested; provided, however, that any performance awards will vest with respect to the greater of (A) the target number of such performance based equity awards, or (B) the actual number of such performance based equity awards that would have vested if the date of the change in control event were the end of the performance period and the actual performance as of that date had been the actual performance for the entire performance period. With respect to any equity awards granted after May 8, 2020, the Board will determine, in its sole discretion, the change in control vesting provisions of such awards.

If, within the period beginning six months prior to and ending three years following a change in control of the Company (as defined in the Yemin Agreement), Mr. Yemin’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Yemin would be entitled to receive (i) an amount equal to three times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, and (iii) any annual bonus Mr. Yemin would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs.

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All payments to be made by the Company upon termination as described above are subject to Mr. Yemin executing a release of claims in favor of the Company.

Please see the narrative discussion following the Summary Compensation Table and Grants of Plan Based Awards in 2021 table in this Proxy Statement for further discussion of the material terms of the Yemin Agreement.

McWatters Employment Agreement

Under the McWatters Agreement, In the event Ms. McWaters is terminated without cause (as defined in the McWatters Agreement) or terminates her employment with good reason (as defined in the McWatters Agreement), Ms. McWatters would be entitled to (i) an amount equal to the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled to if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Ms. McWatters’ employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the McWatters Agreement.

If Ms. McWatters terminates her employment for any reason, other than with good reason or upon her death or disability, and provides at least three months’ advance written notice of termination, Ms. McWatters would be entitled to an amount equal to 50% of her annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of her employment.

If, within two years of a change in control of the Company (as defined in the McWatters Agreement), Ms. McWatters’ employment is terminated by the Company without cause or she terminates her employment for good reason, Ms. McWatters would be entitled to receive (i) an amount equal to two times the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.

All payments to be made by the Company upon termination as described above are subject to Ms. McWatters executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the McWatters Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling.

O’Malley Employment Agreement

Under the O’Malley CCO Agreement, In the event Mr. O’Malley is terminated without cause (as defined in the O’Malley CCO Agreement) or terminates his employment with good reason (as defined in the O’Malley CCO Agreement), Mr. O’Malley would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. O’Malley would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. O’Malley’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the O’Malley CCO Agreement.

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If Mr. O’Malley terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. O’Malley would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.

If, within two years of a change in control of the Company (as defined in the O’Malley CCO Agreement), Mr. O’Malley’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. O’Malley would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. O’Malley would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.

All payments to be made by the Company upon termination as described above are subject to Mr. O’Malley executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the O’Malley CCO Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling, not to exceed $25,000 in any calendar year.

Spiegel Employment Agreement

Under the Spiegel Agreement, In the event Mr. Spiegel is terminated without cause (as defined in the Spiegel Agreement) or terminates his employment with good reason (as defined in the Spiegel Agreement), Mr. Spiegel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Spiegel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Spiegel Agreement.

If Mr. Spiegel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Spiegel would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.

If, within two years of a change in control of the Company (as defined in the Spiegel Agreement), Mr. Spiegel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Spiegel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards. In addition to the foregoing, Mr. Spiegel would receive an additional $500,000 cash bonus if the change in control occurs before March 10, 2021.

All payments to be made by the Company upon termination as described above are subject to Mr. Spiegel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Spiegel Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.

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2006 Long-Term Incentive Plan

Under the 2006 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

If an “exchange transaction” (as defined in the 2006 Plan) occurs with respect to our Common Stock, then, unless other arrangements are made, unvested awards granted under the 2006 Plan may be treated under either of two alternatives. Such unvested awards may be converted into economically equivalent awards with respect to the stock of the acquiring or successor company, or they may become fully vested and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out). Subject to the above, the disposition of unvested awards under the 2006 Plan in the event of an exchange transaction will be determined by our Board, in its discretion. For the purposes of the 2006 Plan, an “exchange transaction” includes certain mergers or other transactions which result in the holders of our Common Stock receiving cash, stock or other property in exchange for or in connection with their shares of our Common Stock. For an illustration of the value of accelerated equity awards under the 2006 Plan and the Delek Logistics LTIP assuming that an exchange transaction occurred on December 31, 2021, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

2016 Long-Term Incentive Plan

Under the 2016 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, if the participant does not receive a replacement award, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control). For an illustration of the value of accelerated equity awards under the 2016 Plan assuming that a “change in control” occurred on December 31, 2021, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

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Chief Executive Officer Pay Ratio

The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation permit companies to use a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.

Ratio and Methodology

For 2021, we estimate the ratio of the annual total compensation of our CEO to the median annual total compensation of our employees as follows:

Annual total compensation of our median employee (1):	$55,645

Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$8,668,413

CEO Pay Ratio:	156:1

(1)	Excludes our Chief Executive Officer.

CEO pay ratio, excluding the “Excluded Employees” addressed below:

Annual total compensation of our median employee (1):	$106,815

Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$8,668,413

CEO Pay Ratio:	81:1

(1)	Excludes our Chief Executive Officer and the employees referenced under “Excluded Employees” below.

To determine the median employee, we prepared a list of all active employees as of December 31, 2021 (other than our Chief Executive Officer and, as applicable, the employees referenced under “Excluded Employees” below), and, for that population, calculated 2021 taxable compensation. We did not make any assumptions, adjustment or estimates with respect to the compensation for the employees, but we did annualize the compensation for full-time employees not employed by us for the full year. We selected taxable compensation to represent 2021 earnings because it includes wages, overtime (for our hourly employees) and equity compensation. Once the median employee was identified, we calculated annual total compensation for such median employee using the same methodology we use for our NEOs in the Summary Compensation Table above.

Excluded Employees

As permitted by the SEC rules requiring disclosure of our CEO pay ratio and in the interest of providing an additional disclosure that investors and other stakeholders may find meaningful, we have provided an alternative CEO pay ratio that excludes our retail level employees. We estimate that we had approximately 1,200 retail level employees as of December 31, 2021. As our retail operations rely on a large labor pool of retail employees who work fewer hours and are compensated at lower levels, on a relative basis, than employees working in traditional downstream refining jobs, our median employee determined without excluding retail level employees is likely not similar in terms of job function or compensation level to the median employee of other domestic U.S. refiners who do not have significant retail operations.

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PROPOSAL 2:    ADVISORY RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, enables our stockholders to vote to approve every one, two, or three years, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.

Our Board determined in 2017 that our stockholders should vote on an advisory say-on-pay proposal every year, consistent with the preference expressed by our stockholders at the 2017 Annual Meeting of Stockholders.

We are asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, other related tables and disclosure, and narrative discussion, all as set forth under the caption “Executive Compensation” in the Proxy Statement.”

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the adoption of this proposal. Abstentions have the same effect as a vote “against” the proposal. Broker non-votes have no effect on the outcome of the vote on this proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote “FOR” the approval of the above resolution.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 8, 2022, (i) the beneficial ownership of our Common Stock and common units representing common limited partnership interests in Delek Logistics Partners, LP (“Delek Logistics” or “DKL”) by all of our directors and director nominees, the executive officers named in the Summary Compensation Table (the “NEOs”), and all directors, director nominees, NEOs and executive officers as a group; and (ii) the beneficial ownership of our Common Stock by each person known by us to own more than five percent of our Common Stock. The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 7102 Commerce Way, Brentwood, Tennessee 37027.

	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Delek Logistics Common Units (1)	Percent of Common Units (2)

The Vanguard Group (3)	7,522,935	10.6%	n/a	n/a

BlackRock, Inc. (4)	6,425,829	9.1%	n/a	n/a

Victory Capital Management Inc. (5)	4,779,609	6.8%	n/a	n/a

Directors and NEOs:

Ezra Uzi Yemin (6)	903,945	1.3%	274,342	*

William J. Finnerty	27,447	*	—	n/a

Richard J. Marcogliese	23,193	*	—	n/a

Leonardo Moreno	—	n/a	—	n/a

Gary M. Sullivan, Jr.	31,442	*	10,188	*

Vicky Sutil	13,683	*	—	n/a

Laurie Z. Tolson	3,947	*	—	n/a

Shlomo Zohar	24,047	*	—	n/a

Reuven Spiegel	2,920	*	9,576	*

Denise McWatters	2,556	*	877	*

Todd O’Malley	2,920	*	1,996	*

Nithia Thaver	764	*	—	n/a

All directors and executive officers as a group (12 persons)	1,036,864	1.5%	296,979	*

*	Less than 1% of the issued and outstanding shares of our Common Stock or issued and outstanding common units of Delek Logistics, as applicable.

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(1)

For purposes of this table, a person is deemed to have “beneficial ownership” of any securities when such person has the right to acquire them within 60 days after March 8, 2022. For stock options and time-vested RSUs, we report shares equal to the number of options or RSUs that are vested or that will vest within 60 days of March 8, 2022. For SARs, we report the shares that would be delivered upon exercise of SARs that are vested or that will vest within 60 days of March 8, 2022 (which is calculated by multiplying the number of SARs by the difference between $20.54, the closing price of our Common Stock on March 8, 2022, and the exercise price divided by $20.54). For units under the Delek Logistics LTIP, we report the units that are vested or that will vest within 60 days of March 8, 2022. For purposes of computing the percentage of outstanding securities held by each person named above, any securities which such person has the right to acquire within 60 days after March 8, 2022 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Percentage of our Common Stock is based upon 70,699,385 issued and outstanding shares on March 8, 2022 (excluding securities held by, or for the account of, the registrant or its subsidiaries). Percentage of Delek Logistics common units is based upon 43,470,853 common limited partner units issued and outstanding on March 8, 2022.

(3)

Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 0 shares, sole dispositive power with respect to 7,416,033 shares, shared voting power with respect to 52,804 shares and shared dispositive power with respect to 106,902 shares.

(4)

Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. with an address of 55 East 52nd Street, New York, New York 10055. BlackRock, Inc. has sole voting power with respect to 6,055,608 shares and sole dispositive power with respect to all shares.

(5)

Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 2, 2022 by Victory Capital Management Inc. with an address of 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Victory Capital Management Inc. has sole voting power with respect to 4,730,519 shares and sole dispositive power with respect to all shares.

(6)

691,945 shares of our Common Stock and 155,170 of Delek Logistics Partners, LP’s units are held of record by Yemin Investments, L.P., a limited partnership of which Mr. Yemin is the sole general partner.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Approval Policy for Related Party Transactions

The Board has adopted a written related party transactions policy to document procedures pursuant to which “related party transactions” are reviewed, approved or ratified. Under Item 404 of Regulation S-K, a “related party transaction” means any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and any related person has a direct or indirect material interest, subject to certain exceptions. The policy covers all related party transactions between us and any related party requiring disclosure under Item 404.

The policy states that, in most instances, the Audit Committee is best suited to review and approve related party transactions that may arise within the Company. However, the policy permits the disinterested members of the Board to exercise any authority otherwise assigned to the Audit Committee by the policy. In particular, the Board believes that any related party transaction in which any director is interested should typically be reviewed and approved by all disinterested members of the Board. An interested director is not allowed to vote upon a transaction in which he or she is involved. Depending upon the issue presented, the disinterested members of the Board may request to hear from the interested director during the course of their deliberations, but the interested director does not vote upon the matter and is not present during the vote on such matter. A related party transaction may be consummated only if it is ratified or approved by the Audit Committee or disinterested members of the Board.

Since January 1, 2021, the Company has not participated in any such related party transactions except that on March 7, 2022, the Company entered into a stock purchase and cooperation agreement (the “Agreement”) with IEP Energy Holding LLC, a Delaware limited liability company, American Entertainment Properties Corp., a Delaware corporation, Icahn Enterprises Holdings L.P., a Delaware limited partnership, Icahn Enterprises G.P. Inc., a Delaware corporation, Beckton Corp., a Delaware corporation, and Carl C. Icahn (collectively, the “Icahn Group”), pursuant to which the Company purchased an aggregate of 3,497,268 shares of Common Stock for $64 million, which equals a price per share of $18.30, the closing price of a share of Company Common Stock on the New York Stock Exchange (the “NYSE”) on March 4, 2022, the last trading day prior to the execution of the Agreement. Prior to entering the Agreement, the Icahn Group beneficially owned more than five percent of the shares of our common stock, making it a related party. In addition to the stock purchase, under the terms of the Agreement, the Icahn Group withdrew its nomination notice for the nomination of nominees for election to the Company’s board of directors for the Company’s 2022 Annual Meeting of Stockholders. Further, under the terms of the Agreement, the Icahn Group agreed to standstill restrictions, which require, among other things, that until the completion of the Company’s 2023 Annual Meeting of Stockholders, the Icahn Group will refrain from nominating directors or proposing other business for consideration at a meeting of the Company’s stockholders and acquiring additional shares of the Company Common Stock. The parties also agreed to customary non-disparagement restrictions.

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AUDIT COMMITTEE REPORT

Overview

The Audit Committee is composed of non-employee directors who are independent and financially literate in accordance with the applicable requirements of the NYSE and the SEC. The Board has designated Mr. Sullivan as the Audit Committee Financial Expert under the guidelines of the SEC. On January 1, 2021, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, Wiessman, and Zohar and Ms. Sutil. Mr. Zohar left the Audit Committee in April 2021 and was reappointed to the Audit Committee in November 2021, and Mr. Wiessman resigned from the Board, including his position on the Audit Committee, effective as of November 10, 2021.

Responsibilities

Management is responsible for our system of internal controls and the overall financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for performing an independent audit of our consolidated financial statements and on the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls, as well as other responsibilities described under the “Committees of the Board of Directors” section in this Proxy Statement.

Activities in 2021

During 2021, the Audit Committee established meeting agendas in consultation with the Board and members of the Company’s management. The Audit Committee also, among other activities, performed the following:

✓

Reviewed and discussed with both management and Ernst & Young all earnings releases and annual and quarterly financial statements prior to their issuance. Such discussions included that each set of audited financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles (“GAAP”), and reviewed significant accounting and disclosure matters with Ernst & Young.

✓

Discussed with Ernst & Young matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and an annual independence confirmation letter from Ernst & Young required by applicable requirements of the PCAOB for independent auditor communications with Audit Committees concerning independence. The Audit Committee also discussed and reviewed materials regarding Ernst & Young’s system of quality control.

✓	Met with the senior members of the Company’s financial management team at each regularly scheduled meeting including discussions regarding financial reporting developments and other financial matters.
✓

Held private sessions at each regularly scheduled meeting with management, such as the Chief Executive Officer, the Chief Financial Officer, the head of Internal Audit Services, the General Counsel and Ernst & Young featuring candid discussions about financial reporting, internal controls, legal, compliance and other issues including the results of any “hotline” calls.

✓

Received reports at each regularly scheduled meeting on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, results of tests of controls, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting.

✓

Approved the Company’s internal audit plan and reviewed quarterly the status of the internal audit plan, staffing, findings of internal audit activities, and performance of the internal audit function.

✓	Reviewed the Company’s financial forecast, cash flows, financing plans and debt compliance.

2021 Audited Financial Statements

Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the communications made to them by Ernst & Young. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with GAAP, or that the audit of the Company’s financial statements by Ernst & Young has been carried out in accordance with PCAOB standards.

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The Audit Committee has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. We have discussed the financial statements with management and Ernst & Young including discussions concerning the following:

•	The reasonableness of significant accounting judgments and estimates,
•	The clarity and completeness of disclosures in the financial statements,
•	The quality, not just the acceptability, of the accounting principles,
•	The auditor’s report on the effectiveness of internal control over financial reporting,
•	The auditor’s report on the financial statements including Critical Audit Matters,
•

Matters required to be reported to the Audit Committee by the independent registered public accounting firm under the rules of the PCAOB including receipt of a letter confirming the independence of Ernst & Young, and

•	Management’s representations and certifications regarding the financial statements and internal control over financial reporting.

Taking all these reviews and discussions into account, the Audit Committee members whose names are listed below, recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

Members of the Audit Committee

Gary M. Sullivan, Jr., Chair

Richard J. Marcogliese

Vicky Sutil

Shlomo Zohar

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Set forth below are the fees paid for the services of Ernst & Young:

	December 31,

	2021	2020

Audit fees (1)	$4,042,600	$3,609,258

Audit-related fees (2)	10,815	264,700

Tax fees	9,060	—

All other fees	—	—

Total	$4,062,475	$3,873,958

(1)   Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.

(2) Audit-related fees consist of subscription services to access accounting and financial reporting research materials, and audits in connection with acquisitions and dispositions.

The Audit Committee has considered and determined that the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence.

Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.

Pre-Approval Policies and Procedures. In general, all engagements performed by our independent registered public accounting firm, whether for auditing or non-auditing services, must be pre-approved by the Audit Committee. During 2021, all of the services performed for us by Ernst & Young were pre-approved by the Audit Committee.

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PROPOSAL 3:    RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2022

The Audit Committee is responsible for the appointment, compensation (including final approval of audit and other fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022 including the audit of our internal control over financial reporting. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

The Audit Committee annually reviews Ernst & Young’s independence and performance in deciding whether to retain Ernst & Young or engage an alternative independent auditor. As part of this review, the Audit Committee, among other factors, considers the following:

•	Ernst & Young’s historical and recent performance including input from Audit Committee members, other independent directors and our management.
•	Ernst & Young’s expertise and qualifications in serving as independent auditor for our different business operations.
•	A review of Ernst & Young’s known legal risks and any significant legal or regulatory proceedings in which it is involved.
•	Other information on audit quality and performance including recent PCAOB reports on Ernst & Young and its peer firms.
•

Ernst & Young’s tenure as our independent auditor, periodic rotation of the lead partner and engagement quality review partner, and the benefits of continuity of members of the engagement team. Continuity provides institutional knowledge and experience in performing the audit of the Company.

•	Ernst & Young’s conclusion that they are independent with respect to serving as our independent auditor.

In addition to Ernst & Young’s conclusion that they are independent, the Audit Committee believes that Ernst & Young is independent and that there are controls and processes that help ensure such independence including the following: (a) Audit Committee oversight of Ernst & Young includes at least four private meetings each year and an additional four private meetings with the Audit Committee Chair prior to each quarterly Audit Committee meeting; (b) Audit Committee interaction with and review of the industry and other qualifications of the lead partner and of the concurring partner including periodic rotation of such partners; (c) oversight of non-audit services that require preapproval by the Audit Committee precludes certain non-audit services and determines that Ernst & Young is an appropriate service provider; (d) discussions with Ernst & Young regarding their internal system of quality control including the firm’s internal quality reviews and procedures for maintaining independence with regard to audit clients; and (e) the overall regulatory framework and regulations and requirements of the PCAOB and the SEC that Ernst & Young is subject to as an independent registered public accounting firm.

We are asking you to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2022 fiscal year. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value your views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2022 fiscal year. Abstentions have the same effect as a vote “against” this proposal. Broker non-votes have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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PROPOSAL 4:    TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER

In 2016, the Board adopted and our stockholders approved the 2016 Plan. The 2016 Plan initially authorized the issuance of up to 4,400,000 shares of Common Stock. In 2018, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 4,500,000 shares of Common Stock. In 2020, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 2,120,000 shares of Common Stock. In 2021, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 3,215,000 shares of Common Stock. At the Annual Meeting, we are seeking stockholder approval in order to further amend the 2016 Plan to increase the number of shares of our common stock available for issuance thereunder by 760,000 shares. Capitalized terms used in this Proposal 4 but not defined herein shall have the meaning ascribed to such terms in the 2016 Plan.

Purpose of the Plan and Reasons for the Proposed Amendment

We are seeking stockholder approval of an amendment to increase the number of shares of Common Stock issuable pursuant to the 2016 Plan by 760,000 shares. As of March 14, 2022, there were approximately 4,447,516 shares remaining available for issuance under the 2016 Plan, 2,011,030 total stock options and SARs outstanding (with associated weighted average exercise price of $33.88 and weighted average remaining term of 5.6 years), and 1,905,282 total full value awards outstanding. In determining to propose this increase in shares, the Board has taken into consideration that the proposed increase would represent only a small percentage of the total shares of Common Stock outstanding and the desirability and importance of being able to continue to grant awards that are comparable to those of our peer companies.

The 2016 Plan is designed to attract and retain nonemployee directors, employees and consultants and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2016 Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company. Stockholder approval of this proposal will enable us to continue to grant equity awards to our employees, non-employee directors and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders. In addition to the crucial role we believe such grants play in attracting and retaining talented individuals, we believe that the equity compensation granted under the 2016 Plan also serves the important function of aligning the interests of Participants with our other stockholders and focusing such Participants on the long-term growth of the Company.

The terms of the 2016 Plan are summarized below, and the full text of the 2016 Plan is set forth as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the SEC on June 1, 2016. The full text of the proposed amendment to the 2016 Plan is set forth as Appendix A to this Proxy Statement. It is intended that awards under the 2016 Plan will comply with or are exempt from Section 409(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is further intended that any incentive stock options awarded under the 2016 Plan will comply with Section 422 of the Code.

Summary of the 2016 Plan

Eligibility

Our employees, non-employee directors and consultants are eligible to receive awards under the 2016 Plan at the discretion of the Board or its designated committee. As of December 31, 2021, we had four executive officers, approximately 1,240 employees and seven non-employee directors eligible to receive awards under the 2016 Plan.

Administration and Authority

The 2016 Plan as it affects Employee Awards and Consultant Awards is administered by a committee designated by the Board to administer the 2016 Plan, currently the Compensation Committee (the “Committee”). The Committee has authority to, among other things:

•	Interpret the 2016 Plan and adopt the rules, regulations and guidelines it deems necessary to carry out the 2016 Plan pursuant to its terms;
•	Determine the exercise price of awards and the dates on which they become exercisable;
•	Provide for the extension of the exercisability of an Employee Award or Consultant Award;
•	Accelerate the vesting or exercisability of an Employee Award or Consultant Award;
•	Eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award;

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•

Waive any restriction or other provision of the 2016 Plan applicable to an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award, subject to limitations; and

•

Correct any defect, supply any reconciliation or reconcile any inconsistency in the 2016 Plan or applicable Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of the 2016 Plan.

The Board has the same power, duties and authority to administer the 2016 Plan with respect to Director Awards as the Committee has with respect to Employee Awards and Consultant Awards, and in the discussion that follows, references to the “Committee” shall mean the Board with respect to Director Awards. Plan-related functions may be delegated by the Board or by the Committee, subject to the requirements of applicable law.

Shares Available Under the 2016 Plan

Awards settled in shares other than through stock options or SARs (such as restricted stock and RSUs) are counted against the 2016 Plan’s overall share limit as 2.28 shares for each share subject to such award. Stock options and SARs count against the overall share limit as one share. The shares reserved under the 2016 Plan are subject to adjustment to reflect certain transactions and events specified in the 2016 Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan will again become available for issuance under the 2016 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Additionally, only the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option count against the 2016 Plan’s overall share limit. Shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an option or SAR award are not available for issuance under the 2016 Plan. The number of shares that count against the 2016 Plan’s overall share limit is not adjusted to the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option. Only shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan, again become available for issuance under the 2016 Plan, in each case on the same basis as such shares counted against the overall number of shares available for grant.

Awards

At the discretion of the Committee, participants may be granted awards under the 2016 Plan in the form of options to purchase shares of Common Stock, SARs, restricted stock awards, RSU awards and other forms of stock-based awards.

Stock Options. A stock option is a right to purchase shares of our Common Stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the 2016 Plan may be “incentive stock options” (“ISOs”) or non-qualified stock options under the Code, depending upon the terms of the options and their designation by the Committee. The option exercise price per share may not be less than the fair market value per share of our Common Stock on the option grant date. The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The price may be paid in cash or, if permitted by the Committee and elected by the optionee, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2016 Plan. No dividends or dividend equivalents will be paid with respect to any stock options. No option may be exercisable after the tenth anniversary of the option grant date.

SARs. A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the base price of the SAR and the market price of our Common Stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares, or a combination of cash and shares. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. The base price of a SAR may not be less than the fair market value of our Common Stock on the grant date. No dividends or dividend equivalents will be paid with respect to any stock options. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. While a stock option holder typically realizes the appreciation in stock value by purchasing each underlying share at the fixed price and selling each underlying share at the market price, a SAR holder realizes the same appreciation without purchasing the underlying shares. As a result, a SAR is typically settled by issuing a quantity of shares that is significantly less than the quantity of shares covered by the SAR. We believe the anti-dilutive nature of SARs make them an attractive alternative to stock options. Also, unlike stock options, we can reserve the right to settle SARs in cash.

Restricted Stock. Restricted stock is Common Stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Unless otherwise determined by the Committee, the holder of a restricted stock award is entitled to vote the shares of restricted stock covered by the award and to receive the dividends paid on the shares (which may also be subject to vesting and other conditions). To date, we have not granted any restricted stock awards under the 2016 Plan.

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RSUs. An RSU award consists of the right to receive shares of our Common Stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. The holder of an RSU has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However, the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding (which may also be subject to vesting and other conditions). RSUs have been our preferred form of full value award since the adoption of the 2016 Plan.

Other Stock-Based Awards. The Committee may grant other forms of awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock. These awards may include, for example, stock bonuses, dividend equivalents (either alone or in conjunction with other awards), convertible or exchangeable debt securities, and other rights convertible or exchangeable into shares.

Cash Awards. The 2016 Plan also provides for the granting of cash awards to employees, consultants and non-employee directors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2016 Plan will be determined by the Committee.

Performance Awards. Under the 2016 Plan, we are permitted to condition the grant, exercise, vesting or settlement of equity-based awards and the grant, vesting or payment of annual and long-term cash incentive awards on the achievement of specified performance goals. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee. A performance goal established in connection with an award must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date when fulfillment is substantially uncertain, but not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period, and (3) based on business criteria such as total revenue, operating income, and cash flow, among other things.

Performance goals may be applied to a participant, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or by comparison to a peer group of companies, and will include one or more of the following:

•	total revenue or any key component thereof;
•

operating income, pre-tax or after-tax income from continuing operations; earnings before interest, taxes and amortization (i.e., EBITA); earnings before interest, taxes, depreciation and amortization (i.e., EBITDA); or net income;

•	cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);
•	earnings per share or earnings per share from continuing operations (basic or diluted);
•	return on capital employed, return on invested capital, return on assets or net assets;
•	after-tax return on stockholders’ equity;
•	economic value created;
•	operating margins or operating expenses;
•	value of the Common Stock or total return to stockholders;
•	value of an investment in the Common Stock assuming the reinvestment of dividends;
•

strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, geographic business expansion goals, cost targets, environmental goals, safety goals, asset utilization goals, ethics and compliance goals, management of employment practices and employee benefits, supervision of litigation, information technology goals, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Committee may provide that any such performance award may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) hedging activities.

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Award Limitations

Employee Awards. Under the 2016 Plan, no employee may be granted, during any calendar year: (a) stock options and/or SARs covering more than 2,500,000 shares of Common Stock; (b) stock awards covering more than 1,000,000 shares of Common Stock; or (c) cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $5,000,000.

Nonemployee Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year. For a description of the equity awards we have made and expect to make to our nonemployee directors, please see the narrative discussion under the caption “Director Compensation” in this Proxy Statement.

Deferred Payment

At the discretion of the Committee, amounts payable in respect of awards granted under the 2016 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

Timing and Pricing of Equity Awards

Our practice under the 2016 Plan has been to make initial grants of equity awards quarterly to newly-hired eligible employees and annual grants of equity awards to existing employees, usually in March and June of each year. The initial equity awards are designed to assist in recruitment and retention, and the annual grants of equity awards are designed to assist in retention. All equity awards provide participants with a stake in our performance and are intended to align the interests of our directors, employees and stockholders by providing a direct incentive for directors and employees to focus on stockholder value and regulatory compliance.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We define the fair market value of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the grant date occurs on a day when the NYSE is not open for trading.

We intend to continue our practices with respect to the timing and pricing of equity awards under the 2016 Plan with respect to participants, including our NEOs. The Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Minimum Vesting

All awards of options and SARs under the 2016 Plan must have a minimum vesting period of one year from the grant date, except that up to 5% of the shares authorized for grant pursuant to the 2016 Plan may be used for awards of options and SARs that have a vesting period of less than one year.

Change in Control

The 2016 Plan includes a double-trigger acceleration and vesting provision. Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).

Adjustments, Amendment and Termination

The 2016 Plan provides for appropriate adjustments in the number of shares of our Common Stock subject to awards and available for future awards, as well as the employee award limitations under the 2016 Plan, in the event of changes in our outstanding Common Stock by reason of a merger, stock split or certain other events. The Board may amend, modify, suspend, or terminate the 2016 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by our stockholders if such approval is required by law or the requirements of the stock exchange on which the Common Stock is listed. Furthermore, stock options and SARs issued under the 2016 Plan will not be repriced without the prior approval of our stockholders.

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Transferability

No award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

Clawback

Awards are subject to clawback to the extent required by law or any applicable securities exchange listing standards, or as otherwise determined by the Committee.

Stock Ownership Requirements

Executive officers and non-employee directors are subject to stock ownership and retention guidelines as described above under “Compensation Discussion and Analysis - Stock Ownership Guidelines.”

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2016 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an ISO under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins. If a participant receives a stock option that qualifies as an ISO under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

Restricted Stock, RSUs and Other Stock Settled Awards. In general, a participant who receives restricted stock, RSUs or other stock settled awards under the 2016 Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee

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receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.

Section 162(m) of the Code. In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2016 Plan. However, Section 162(m) of the Code generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to covered employees in any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, there is no longer any exception to the Section 162(m) limitation for qualified performance-based compensation other than for certain outstanding awards that were in effect on November 2, 2017 and not subsequently materially modified (“grandfathered amounts”). For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions (other than grandfathered amounts) for any individual who is our CEO, CFO or one of our other three most highly compensated executive officers in 2017 or any later year will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the Committee believes that the lost deduction on compensation payable in excess of $1 million for each NEO is not material relative to the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to pay compensation that is in excess of the $1 million deductibility limit, including compensation in the form of awards under the 2016 Plan.

Tax Withholding

The Company or its designated third party administrator has the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares under the 2016 Plan, an appropriate amount of cash, number of shares, or combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations, provided that the amount withheld cannot exceed the required minimum withholding taxes.

Section 409A

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2016 Plan may be subject to Code Section 409A, and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

New Plan Benefits

Awards granted under the 2016 Plan will be subject to the Committee’s discretion, subject to the terms of the 2016 Plan, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the 2016 Plan are not currently determinable.

During the fiscal year ended December 31, 2021, we granted awards under the 2016 Plan to our employees (including our NEOs) and nonemployee directors as reflected in the 2021 Grants of Plan Based Awards Table and the 2021 Director Compensation Table, respectively, in this Proxy Statement.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to approve the amendment to the 2016 Plan. Abstentions have the same effect as a vote “against” the proposal. Broker non-votes have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends a vote “FOR” the amendment of the 2016 Plan to increase the number of shares available for issuance thereunder.

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Equity Compensation Plan Information

As of December 31, 2021 there were 4,436,565 shares available for issuance under the 2016 Plan.

The following table provides information as of December 31, 2021, regarding all compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,148,332 (1)	28.58 (2)	4,434,879 (1)(3)

Equity compensation plans not approved by security holders	—	—	—

TOTAL	2,148,332	$28.58	4,434,879

(1)

At December 31, 2021, 2,057,180 SARs outstanding under our 2006 Plan, the 2016 Plan and the Alon 2005 Long-Term Incentive Plan (the “Plans”) were at base prices above the $14.99 fair market value of our Common Stock on that date. For purposes of column (a), we included the number of shares that would have been issued to settle all outstanding SARs at December 31, 2021, calculated to be 1,701, which is determined based on the difference between the exercise price of the SAR and the market price of our Common Stock at December 31, 2021. The number of shares that have been excluded from column (c) totaled 1,686 and related to the assumed exercise of SARs as of December 31, 2021 under the 2016 Plan and the Alon 2005 Long-Term Incentive Plan, as column (c) excludes the 2006 Plan and the Alon 2005 Long-Term Incentive Plan (as we are no longer issuing awards under those Plans).

(2)	At December 31, 2021, 2,073,230 SARs/options were outstanding under the Plans at a weighted average exercise price of $33.79.

(3)	Consists of the number of securities available for future issuance under the 2016 Plan (4,434,879 shares as of December 31, 2021).

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Burn Rate Information

The following table sets forth information regarding historical awards granted for the 2019 through 2021 fiscal years, and the corresponding rate of share usage, or burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted average common shares outstanding for that year, for each of the last three fiscal years. This table does not include transaction-related shares issued in connection with the Company’s merger with Alon USA Energy, Inc. in 2017 (the “Delek/Alon Merger”).

	2021	2020	2019

Full Value Awards Granted (1)	1,162,436	1,544,309	662,146

Applicable ISS Multiplier	1.50	1.50	1.50

Total Adjusted Full Value Awards Granted	1,743,654	2,316,464	993,219

SARs Granted	—	17,000	593,500

Total Awards Granted	1,743,654	2,333,464	1,586,719

Weighted Average Common Shares Outstanding During the Fiscal Year	73,984,104	73,598,389	75,853,187

Annual Burn Rate	2.36%	3.17%	2.09%

Three-Year Average Burn Rate		2.54%

(1)	Excludes 1,466,000 SARs granted under the Alon 2005 Long-Term Incentive Plan as a result of the Delek/Alon merger.

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PROPOSAL 5:    TO APPROVE AN AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ADDING PROVISIONS REQUIRED BY THE JONES ACT

The Board has unanimously approved and recommends that stockholders approve an amended and restated certificate of incorporation (the “Amendment”), substantially in the form set forth in Appendix B to this Proxy Statement. The Amendment would add a new Article Eighteenth to our certificate of incorporation to facilitate compliance with the Jones Act.

Purpose of the Proposed Jones Act Amendment

U.S. laws impose certain restrictions on the ownership and operation of vessels engaged in the U.S. coastwise trade. These laws are principally contained in 46 U.S.C. § 50501 and 46 U.S.C. Chapters 121 and 551 and related regulations and are commonly referred to collectively as the Jones Act. The Jones Act requires, among other things, that at least 75% of a company’s common stock be owned at all times by “U.S. citizens” (as defined under the Jones Act) in order for the company to own and operate vessels in the U.S. coastwise trade.

Delek Logistics may in the future acquire certain vessels that bring it within the application of the Jones Act. Because we are the ultimate parent and general partner of Delek Logistics, the Jones Act citizenship requirements apply to us. The proposed Amendment would implement certain safeguards to assist us in maintaining our status as a U.S. citizen.

Description of the Amendment

The proposed Amendment states our policy that non-U.S. citizens should own no more than 24% of our issue and outstanding capital stock. In effecting this policy, we will monitor non-U.S. citizen ownership of our capital stock, and the proposed amendment would allow us to institute a dual stock certificate system marking each certificate as beneficially owned by either a U.S. citizen or non-U.S. citizen.

Pursuant to the proposed amendment, any transfer of ownership of shares which would cause the number of shares of any class or series of capital stock of the Company to exceed 24% will be void and ineffective. However, if the number of shares of any class or series of capital stock owned by non-U.S. citizens exceeds 24%, we will, by action of the Board of Directors, in its sole discretion, have the power (but not the obligation) to redeem the shares owned by non-U.S. citizens in excess of 24% (referred to as the excess shares). In that event, we will make a determination regarding which shares are excess shares, which will if practicable be based on reverse chronological order of ownership such that the shares that most recently became owned by non-U.S. citizens will be included in excess shares prior to those that have been owned by non-U.S. citizens over longer periods of time. If shares were acquired on the same date and the time of acquisition is not definitively established, then excess shares may be determined by such other method as we determine to be reasonable.

The redemption of shares would be made pursuant to the terms of a notice of redemption delivered to each owner of excess shares and would be paid (i) by the issuance of a warrant (as defined in the Amendment) for each excess share, (ii) in cash, (iii) by the issuance of redemption notes (as defined in the Amendment), or (iv) by any combination of cash and redemption notes. If the redemption is paid in cash or redemption notes, the redemption price will be calculated as the sum of the fair market value of excess shares on the date of redemption plus the amount of any dividend or distribution declared with respect to such excess shares prior to the date of redemption.

The amendment authorizes us to determine conclusively, in the exercise of our reasonable judgment, the citizenship of any beneficial owners and transferees or proposed transferees of any class or series of the Company’s capital stock for these purposes. In doing so we may rely on our stock transfer records, any certifications, written statements and affidavits and such other information as we may deem reasonable. The Amendment also authorizes the Board to require from time to time that the beneficial owners of shares of any class or series of the Company’s capital stock confirm their citizen status.

The provisions in the Amendment are intended to be severable. If any one or more of the provisions is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any of the other provisions will not be affected. The Amendment also provides that none of its provisions will preclude the settlement of any transaction entered into through the facilities of the NYSE so long as any class or series of the capital stock of the Company is listed on the NYSE.

The foregoing is a summary of the provisions of the Amendment, and we encourage you to read the amendment in its entirety.

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Effect of the Amendment

The proposed Amendment would not prohibit non-U.S. citizens from owning shares of our common stock, but if non-U.S. citizens own in excess of the maximum aggregate percentage of 24%, we would be permitted to redeem shares we determine to be the excess shares. The redemption provision may adversely impact the marketability of the common stock, particularly in markets outside of the United States. Further, because a stockholder would not have control over the timing of such redemption, the stockholder may be subject to redemption at a time when the market price or timing of the redemption is disadvantageous to such stockholder. In addition, the redemption provisions might have the effect of impeding or discouraging a merger, tender offer or proxy contest by a non-U.S. citizen, even if it were favorable to the interests of some or all of our stockholders.

Interests of Certain Persons in the Proposal

We do not believe that our officers or directors have interests in the proposed Amendment that are different from or greater than those of any other stockholder.

Effectiveness of Amendment

Assuming the Amendment is approved by our stockholders, the Amendment will become effective upon the filing of the amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. We currently plan to file the amended and restated certificate of incorporation as soon as reasonably practicable after receiving approval from our stockholders at the Annual Meeting.

Required Vote

The affirmative vote of holders of a majority of all of the issued and outstanding shares of Common Stock is required to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to add provisions required by the Jones Act. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the amendment and restatement of our Amended and Restated Certificate of Incorporation to add provisions required by the Jones Act.

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OTHER PROXY INFORMATION

Information About the Annual Meeting and Voting

Cost of Solicitation of Proxies

We will bear all costs and expenses relating to the solicitation of proxies for the Company, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. Directors, certain officers, certain employees or other agents of Delek may solicit proxies in person, by telephone, telefax, personal calls, or other electronic means. Delek will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of Delek’s Common Stock this Proxy Statement and the proxy card, and any other materials related to the Annual Meeting, including, copies of our 2021 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.

Proxies

Shares of Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies. You may vote by proxy or at the Annual Meeting. You are encouraged to read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed proxy card or by completing, signing, dating and returning your proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.

If no instructions are indicated, shares on a properly executed proxy will be voted:

●	FOR ALL the eight (8) director nominees identified in this Proxy Statement and on the proxy card;
●	FOR the non-binding resolution to approve the compensation of our named executive officers;
●	FOR the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2022;
●	FOR the approval of an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder; and
●	FOR the approval of an amendment and restatement of our Amended and Restated Certificate of Incorporation adding certain provisions required by the Jones Act.

In respect of any other matters that may properly come before the Annual Meeting, shares represented by properly executed proxies may be voted at the discretion of the proxy holder. The Board is not currently aware of any other matters to be presented at the Annual Meeting.

Revocation of Proxies

A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with our Corporate Secretary a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby virtually at the Annual Meeting. In order to revoke a proxy executed with respect to shares held in street name, the stockholder must contact the appropriate broker or nominee.

Virtually attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

Broker Non-Votes

Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer or other similar organization (collectively, brokerage firms), may be voted, even if the beneficial holder does

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not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” See also “What is the effect of abstentions, withheld votes and broker non-votes?” under the “Questions & Answers” section of this Proxy Statement, above.

Vote Required

PROPOSAL 1: Because the director election at the 2022 Annual Meeting is uncontested, as defined in the Bylaws, the election of directors will be by a majority of the votes cast, meaning that the eight (8) director-nominees will be elected only if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at the Annual Meeting.

PROPOSAL 2: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the adoption of this proposal. Abstentions have the same effect as a vote “against” this proposal. Broker non-votes have no effect on the outcome of the vote on this proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

PROPOSAL 3: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2022 fiscal year. Abstentions have the same effect as a vote “against” this proposal. Broker non-votes have no effect on the outcome of the vote on this proposal.

PROPOSAL 4: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to approve the amendment to the 2016 Plan. Abstentions have the same effect as a vote “against” this proposal. Broker non-votes have no effect on the outcome of the vote on this proposal.

PROPOSAL 5: The affirmative vote of the holders of a majority of all of the issued and outstanding shares of Common Stock must vote in favor of the Jones Act proposal. Abstentions and broker non-votes have the same effect as a vote “against” this proposal.

Holders of Record

You may vote by proxy or at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to read this Proxy Statement and submit your proxy card or voting instructions form as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold shares as a record holder, you may vote the shares by via the phone or the Internet by following the instructions provided on the enclosed proxy card, by completing, signing, dating and returning your proxy card in the postage-paid envelope provided or by attending the Annual Meeting and voting in person. Each method is discussed further below:

☐

Voting by Mail. If you choose to vote by mail, simply mark the proxy card and complete, sign, date and return it in the postage-paid envelope provided. The proxy card must be completed, signed and dated by the stockholder or the stockholder’s authorized representative.

☐

Voting by Telephone. Stockholders of record can vote by phone by following the instructions on your proxy card or by calling toll-free at 1-888-693-8683. Voice prompts will instruct stockholders to vote their shares and confirm that their vote has been properly recorded.

☐

Voting over the Internet. Registered stockholders can vote on the Internet by accessing the website shown on your proxy card and following the easy directions. As with telephone voting, stockholders can confirm that their votes have been properly recorded. We provide Internet proxy voting to allow stockholders to vote their shares online, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that stockholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and telephone companies.

☐

Voting Virtually at the Annual Meeting. You may virtually attend and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.cesonlineservices.com/dk22_vm. To virtually attend the Annual Meeting, you will need the instructions included on your proxy card. Shares held in your name as the stockholder of record may be voted electronically during the Annual

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Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. Even if you plan to virtually attend the Annual Meeting we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you have any questions or need assistance, please contact our Investor Relations department at (615) 224-1312.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

To be considered for inclusion in the proxy statement for our 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be in writing and submitted to the Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027, and must otherwise comply with the requirements of Rule 14a-8. The proposal must be received no later than December 5, 2022 for us to consider it for inclusion.

Stockholders who desire to present business at our 2023 Annual Meeting, without inclusion in the Proxy Statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. To be timely, such notice must be received no earlier than January 3, 2023, nor later than February 2, 2023, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 2.02 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.

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APPENDIX A

FOURTH AMENDMENT

TO THE

DELEK US HOLDINGS, INC.

2016 LONG-TERM INCENTIVE PLAN

THIS FOURTH AMENDMENT TO THE DELEK US HOLDINGS, INC. 2016 LONG-TERM INCENTIVE PLAN (this “Fourth Amendment”) is effective as of             , 2022. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Plan (as defined below), and all section references shall refer to the Plan.

RECITALS

WHEREAS, Delek US Holdings, Inc. (the “Company”) currently awards long-term compensation to certain non-employee directors, employees and consultants under its 2016 Long-Term Incentive Plan, as amended by that certain First Amendment dated as of May 8, 2018, that certain Second Amendment dated as of May 5, 2020, and that certain Third Amendment dated as of June 9, 2021 (as amended, the “Plan”);

WHEREAS, the Plan reserves 14,235,000 shares of Common Stock for issuance in connection with awards granted thereunder;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 760,000 shares;

WHEREAS, this Fourth Amendment requires the approval of the Company’s stockholders; and

WHEREAS, the Board, based upon the recommendation of the Compensation Committee of the Board, which committee has previously been appointed by the Board pursuant to Section 5 to administer the Plan (the “Committee”), has determined that it is in the best interests of the Company, subject to the approval of the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders, to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 760,000 shares, from 14,235,000 shares to 14,995,000 shares, and to amend the Plan as set forth in this Fourth Amendment.

NOW, THEREFORE, the Plan shall be amended effective as of the date hereof as follows:

1.        Paragraph 4 of the Plan is deleted in its entirety and replaced with the following:

4. Common Stock Available for Awards. Subject to the provisions of Paragraph 16 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 14,995,000 shares of Common Stock (the “Maximum Share Limit”), all of which may be used for the granting of ISOs. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Each Award settled in shares of Common Stock other than a Stock Option or SAR shall be counted against the Maximum Share Limit as 2.28 shares and each Stock Option or SAR shall be counted against the Maximum Share Limit as one share. Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock related to such Award shall not count against the Maximum Share Limit and will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Paragraph 4 shall be added back as one share if such shares were subject to Stock Options or Stock Appreciation Rights and as 2.28 shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a Stock Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to any Stock Option or SAR, (c) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with proceeds from the exercise of Stock Options or SARs. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Maximum Share Limit or any sub limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.

A-1

2.        Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect. In the event of a conflict between this Fourth Amendment and the Plan, this Fourth Amendment shall control.

IN WITNESS WHEREOF, the undersigned has executed this Fourth Amendment to the Plan, to be effective as of the date first written above.

DELEK US HOLDINGS, INC.

By:
Name:
Title:

A-2

APPENDIX B

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DELEK US HOLDINGS, INC.

Delek ~~Holdco~~US Holdings, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “GCL”), DOES HEREBY CERTIFY:

1.	The date of filing of the corporation’s original Certificate of Incorporation (the “Original Certificate”) with the Secretary of State of the State of Delaware was December 29, 2016.

2.

This Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Original Certificate and has been duly adopted in accordance with Sections 228, 242 and 245 of the GCL.

FIRST: The name of the corporation is Delek US Holdings, Inc.

SECOND: The address of the registered office of the corporation in the State of Delaware is at 874 Walker Road, Suite C, City of Dover, County of Kent, Delaware 19904; and the name of its registered agent at such address is United Corporate Services, Inc.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under GCL as set forth therein.

FOURTH: The total number of shares of stock of all classes of stock which the corporation shall have the authority to issue is 120,000,000 shares, consisting solely of 110,000,000 shares of common stock, par value $0,01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

1.

Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the voting powers, if any, designations, preferences and the relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of any such series, and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then issued and outstanding). The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the. following:

(a)        the designation of the series, which may be by distinguishing number, letter or title;

(b)        the number of shares of the series, which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then issued and outstanding);

(c)        whether dividends, if any, shall be cumulative or noncumulative, the dividend rate of the series, and the dates and preferences of the dividends of such series;

(d)        the redemption rights and price or prices, if any, for shares of the series;

(e)        the terms and amount of any sinking find provided for the purchase or redemption of shares of the series;

(f)        the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

(g)        whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the corporation or any other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

(h)        the right, if any, to subscribe for or to purchase any securities of the corporation or any other corporation or other entity;

(i)        the voting rights, if any, of the holders of shares of the series; and

(j)        any other relative, participating, optional, or other special powers, preferences or rights and qualifications, limitations, or restrictions thereof.

2.

Common Stock. Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date of such meeting.

FIFTH: The corporation is to have perpetual existence.

SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal any and all of the bylaws of the corporation. In addition, notwithstanding any other provisions of this Certificate of Incorporation or the bylaws of the corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the bylaws of the corporation), the bylaws of the corporation may be adopted, altered, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of all of the issued and outstanding shares of capital stock of the corporation entitled to vote thereon, voting together as a single class.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision of the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the corporation. Election of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH: Subject to the rights of holders of Preferred Stock, if any, the number of directors that shall constitute the whole Board of Directors shall be as provided in the bylaws of the corporation, as the same may be amended from time to time. Such number of directors shall from time to time be fixed and determined by the directors as set forth in the bylaws of the corporation. The directors shall be elected at the annual meeting of stockholders, and each director elected shall hold office until his or her successor shall be elected and qualified. Directors need not fee residents of the State of Delaware or stockholders of the corporation. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.

If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors as provided in the bylaws or otherwise, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office until the next election and until his or her successor shall be duly elected and qualified, unless sooner displaced.

Advance notice of stockholder nominations for the election of directors must be given in the manner provided in the bylaws of the corporation.

TENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or thereafter prescribed by statute, and all rights conferred on the stockholders herein are granted subject to this reservation.

ELEVENTH: A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for the breach of any fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the GCL, as the same exists or hereafter may be amended, or (d) for any transaction from which the director derived an improper personal benefit. If the GCL is amended after the date of incorporation of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

TWELFTH: The corporation shall, to the fullest extent permitted by the GCL (including, without limitation. Section 145 thereof), as amended from time to time, indemnify any officer or director whom it shall have power to indemnify from and against any and all of the expenses, liabilities or other losses of any nature. The indemnification provided herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity, while holding such office, and shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of the heirs, executors and administrators of such a person.

THIRTEENTH: The corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the corporation or serving at the request of the corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability, whether or not the corporation would have the power to indemnify such person against such liability under the GCL.

FOURTEENTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called in accordance with the provisions of this Certificate of Incorporation and the bylaws of the corporation, and may not be taken by a written consent of the stockholders.

FIFTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the bylaws of the Corporation), any director or the entire Board of Directors may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of all of the issued and outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the Board of Directors, by an affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the entire Board of Directors, recommends the removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of all of the issued and outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders for that purpose.

SIXTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the bylaws of the corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the bylaws of the corporation), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of all of the issued and outstanding shares of capital stock of the corporation entitled to vote thereon, voting together as a single class, shall be required to amend, repeal, or adopt any provisions inconsistent with Articles Sixth, Eleventh, Twelfth, Thirteenth, Fifteenth, or this Article Sixteenth, provided, that this Article Sixteenth shall not apply to, and such sixty-six and two-thirds percent (66 2/3%) vote shall not be required for any amendment, repeal or adoption unanimously recommended to the stockholders by the Board of Directors, in which case such amendment, repeal, or adoption maybe effected by the affirmative vote of the holders of at least a majority of all of the issued and outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders for that purpose.

SEVENTEENTH: Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the corporation to the corporation or the corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of Delaware law or the corporation’s certificate of incorporation or bylaws, or (d) any action asserting a claim against the corporation governed by the internal affairs doctrine.

EIGHTEENTH: To comply with U.S. Maritime Laws, the corporation may take the actions prescribed in this Article Eighteenth.

1.1         Certain Definitions. For purposes of this Article Eighteenth, the following terms shall have the meanings specified below:

(a)         A Person shall be deemed to be the “beneficial owner” of, or to “beneficially own”, or to have “beneficial ownership” of, shares of the capital stock of the corporation to the extent such Person (i) would be deemed to be the “beneficial owner” thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended or supplemented from time to time, and any successor to such rule, and such terms shall apply to and include the holder of record of shares in the corporation, or (ii) otherwise has the ability to exercise or to control, directly or indirectly, any interest or rights thereof, including any voting power of the shares of the capital stock of the corporation, under any contract, understanding or other means; provided, however, that a Person shall not be deemed to be the “beneficial owner” of, or to “beneficially own” or to have “beneficial ownership” of, shares of the capital stock of the corporation if the Board of Directors determines in accordance with this Article Eighteenth that such Person is not the beneficial owner of such shares for purposes of the U.S. Maritime Laws.

(b)         “Excess Shares” shall have the meaning ascribed to such term in Section 1.5 of this Article Eighteenth.

(c)         “Excess Share Date” shall have the meaning ascribed to such term in Section 1.5 of this Article Eighteenth.

(d)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended or supplemented from time to time.

(e)         “Fair Market Value” of one share of a particular class or series of the capital stock of the corporation shall mean the arithmetic average of the daily VWAP of one share of such capital stock for the twenty (20) consecutive Trading Days immediately preceding the date of measurement, or, if such capital stock is not listed or admitted for unlisted trading privileges on the New York Stock Exchange, NASDAQ Stock Market or other National Securities Exchange, the average of the reported closing bid and asked prices of such class or series of capital stock on such dates in the over-the-counter market or a comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System; provided, however, that if at such date of measurement there is otherwise no established trading market for such capital stock, the “Fair Market Value” of a share of such capital stock shall be determined in good faith by the Board of Directors (or any duly authorized committee thereof).

(f)         “National Securities Exchange” shall mean an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, as such section may be amended or supplemented from time to time, and any successor to such statute, or the NASDAQ Stock Market or any successor thereto.

(g)         “Non-U.S. Citizen” shall mean any Person other than a U.S. Citizen.

(h)         “Permitted Percentage” shall mean, with respect to any class or series of capital stock of the corporation, with respect to all Non-U.S. Citizens in the aggregate, 24% of the shares of such class or series of capital stock of the corporation from time to time issued and outstanding.

(i)         “Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof, or other entity.

(j)         “Redemption Date” shall have the meaning ascribed to such term in Section 1.6(c)(iii) of this Article Eighteenth.

(k)         “Redemption Notes” shall mean interest-bearing promissory notes of the corporation with a maturity of not more than 10 years from the date of issue and bearing interest at a fixed rate equal to the yield on the U.S. Treasury Note having a maturity comparable to the term of such Redemption Notes as published in The Wall Street Journal or comparable publication at the time of the issuance of the Redemption Notes. Such notes shall be governed by the terms of an indenture to be entered into by and between the corporation and a trustee, as may be amended from time to time. Redemption Notes shall be redeemable at par plus accrued but unpaid interest.

(l)         “Redemption Notice” shall have the meaning ascribed to such term in Section 1.6(c)(iii) of this Article Eighteenth.

(m)         “Redemption Price” shall have the meaning ascribed to such term in Section 1.6(c)(i) of this Article Eighteenth.

(n)         “Trading Day” shall mean a day on which the principal National Securities Exchange on which shares of any class or series of the capital stock of the corporation are listed is open for the transaction of business or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

(o)         “transfer” shall mean any transfer of beneficial ownership of shares of the capital stock of the corporation, including original issuance of shares, issuance of shares upon the exercise, conversion or exchange of any securities of the corporation, transfer by merger, transfer by testamentary disposition, transfer pursuant to a court order or arbitration award, or otherwise by operation of law.

(p)         “transferee” shall mean any Person receiving beneficial ownership of shares of the capital stock of the corporation, including recipient of shares resulting from the original issuance of shares and the issuance of shares upon the exercise, conversion or exchange of any securities of the corporation.

(q)         “U.S. Citizen” shall mean a citizen of the United States within the meaning of the U.S. Maritime Laws, eligible and qualified to own and operate U.S.-flag vessels in the U.S. Coastwise Trade.

(r)         “U.S. Coastwise Trade” shall mean the carriage or transport of merchandise and/or other materials and/or passengers in the coastwise trade of the United States of America within the meaning of 46 U.S.C. Chapter 551 and any successor statutes thereto, as amended or supplemented from time to time.

(s)         “U.S. Maritime Laws” shall mean, collectively, the U.S. citizenship and cabotage laws principally contained in 46 U.S.C. § 50501(a), (b) and (d) and 46 U.S.C. Chapters 121 and 551 and any successor statutes thereto, together with the rules and regulations promulgated thereunder by the U.S. Coast Guard and the U.S. Maritime Administration and their practices enforcing, administering and interpreting such laws, statutes, rules and regulations, in each case as amended or supplemented from time to time, relating to the ownership and operation of U.S.-flag vessels in the U.S. Coastwise Trade.

(t)         “VWAP” means for any Trading Day, the price for securities (including Common Stock) determined by the daily volume weighted average price per unit of securities for such Trading Day on the New York Stock Exchange or NASDAQ Stock Market, as the case may be, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session), or if such securities are not listed or quoted on the New York Stock Exchange or NASDAQ Stock Market, as reported by the principal National Securities Exchange on which such securities are then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day.

(u)         “Warrant” shall mean the right to purchase one share of any specified class or series of the capital stock of the corporation at an exercise price of $0.001 per share governed by the terms of a warrant agreement to be on terms and conditions approved by the corporation and to be entered into by and between the corporation and a warrant agent, as such warrant agreement may be amended from time to time. A Warrant holder (or its proposed transferee) who cannot establish to the satisfaction of the Board of Directors that it is a U.S. Citizen shall not be permitted to exercise its Warrants to the extent the receipt of the shares upon exercise would cause such shares to constitute Excess Shares if they were issued. Holders of Warrants shall not have any rights or privileges of holders of shares of the corporation, including any voting, dividend or distribution rights, until they exercise their Warrants and receive shares.

1.2         Restrictions on Ownership of Shares by Non-U.S. Citizens. Non-U.S. Citizens are not permitted to beneficially own, individually or in the aggregate, more than the applicable Permitted Percentage of each class or series of the capital stock of the corporation. To help ensure that at no time Non-U.S. Citizens, individually or in the aggregate, become the beneficial owners of more than the applicable Permitted Percentage of the issued and outstanding shares of any class or series of capital stock of the corporation, and to enable the corporation to comply with any requirement that it be, and submit any proof that it is, a U.S. Citizen under any applicable law or under any contract with the United States government (or any agency thereof), the corporation shall have the power to take the actions prescribed in Sections 1.3 through 1.8 of this Article Eighteenth. The provisions of this Article Eighteenth are intended to assure that the corporation continues to qualify as a U.S. Citizen under the U.S. Maritime Laws so that the corporation does not cease to be qualified: (a) under the U.S. Maritime Laws to own and operate vessels in the U.S. Coastwise Trade; (b) to operate vessels under an agreement with the United States government (or any agency thereof); (c) to be a party to a maritime security program agreement with the United States government (or any agency thereof), under 46 U.S.C. Chapter 531 or any successor statute thereto, with respect to vessels owned, chartered or operated by the corporation; (d) to maintain a construction reserve fund under 46 U.S.C. Chapter 533 or any successor statute thereto; (e) to maintain a capital construction fund under 46 U.S.C. Chapter 535 or any successor statute thereto; or (f) to own, charter, or operate any vessel where the costs of construction, modification, or reconstruction have been financed, in whole or in part, by obligations guaranteed by the United States government (or any agency thereof) under 46 U.S.C. Chapter 537 or any successor statute thereto. The Board of Directors (or any duly authorized committee thereof) is specifically authorized to make all determinations in accordance with applicable law and this Certificate of Incorporation to implement the provisions of this Article Eighteenth.

1.3         Stock Certificates.

(a)         To implement the requirements set forth in Section 1.2 of this Article Eighteenth, the corporation may, but is not required to, institute a dual stock certificate system such that: (i) each certificate representing shares of each class or series of capital stock of the corporation that are beneficially owned by a U.S. Citizen shall be marked “U.S. Citizen” and each certificate representing shares of each class or series of capital stock of the corporation that are beneficially owned by a Non-U.S. Citizen shall be marked “Non-U.S. Citizen”, but with all such certificates to be identical in all other respects and to comply with all provisions of the laws of the State of Delaware; (ii) an application to transfer shares shall be set forth on the back of each certificate, in which a Person seeking to take title to the shares represented by such certificate shall apply to the corporation to transfer the number of shares indicated therein and shall certify as to its citizenship and the citizenship of any beneficial owner for whom or for whose account such Person will hold such shares; (iii) a certification (which may include as part thereof a form of affidavit) upon which the corporation and its transfer agent shall be entitled to rely conclusively shall be required to be submitted by each Person to whom or on whose behalf a certificate representing shares of the capital stock of the corporation is to be issued (whether upon transfer or original issuance) stating whether such Person or, if such Person is acting as custodian, nominee, purchaser representative or in any other capacity for an owner, whether such owner, is a U.S. Citizen; and (iv) the stock transfer records of the corporation may be maintained in such manner as to enable the percentages of the shares of each class or series of the corporation’s capital stock that are beneficially owned by U.S. Citizens and by Non-U.S. Citizens to be confirmed. The Board of Directors (or any duly authorized committee thereof) is authorized to take such other ministerial actions or make such interpretations of this Certificate of Incorporation as it may deem necessary or advisable in order to implement a dual stock certificate system consistent with the requirements set forth in Section 1.2 of this Article Eighteenth and to ensure compliance with such system and such requirements.

(b)         A statement shall be set forth on the face or back of each certificate representing shares of each class or series of capital stock of the corporation to the effect that: (i) such shares and the beneficial ownership thereof are subject to restrictions on transfer set forth in this Certificate of Incorporation; and (ii) the corporation will furnish without charge to each stockholder of the corporation who so requests a copy of this Certificate of Incorporation.

1.4         Restrictions on Transfers.

(a)         No shares of any class or series of the capital stock of the corporation may be transferred or issued (upon original issuance) to a Non-U.S. Citizen or a holder of record that will hold such shares for or on behalf of a Non-U.S. Citizen if, upon completion of such transfer or issuance, the number of shares of such class or series beneficially owned by Non-U.S. Citizens would exceed the applicable Permitted Percentage for such class or series. Any transfer or purported transfer of beneficial ownership of any shares of any class or series of capital stock of the corporation, the effect of which would be to cause one or more Non-U.S. Citizens in the aggregate to beneficially own shares of any class or series of capital stock of the corporation in excess of the applicable Permitted Percentage for such class or series, shall be void and ineffective, and, to the extent that the corporation knows of such transfer or purported transfer, neither the corporation nor its transfer agent (if any) shall register such transfer or purported transfer on the stock transfer records of the corporation and neither the corporation nor its transfer agent (if any) shall recognize the transferee or purported transferee thereof as a stockholder of the corporation for any purpose whatsoever (including for purposes of voting, dividends and other distributions) except to the extent necessary to effect any remedy available to the corporation under this Article Eighteenth. In no event shall any such registration or recognition make such transfer or purported transfer effective unless the Board of Directors (or any duly authorized committee thereof) shall have expressly and specifically authorized the same.

(b)         In connection with any purported transfer of shares of any class or series of the capital stock of the corporation, any transferee or proposed transferee (including any recipient upon original issuance) of shares and, if such transferee or proposed transferee (or recipient) is acting as a fiduciary or nominee for a beneficial owner, such beneficial owner, may be required by the corporation or its transfer agent to deliver a citizenship certification and such other documentation and information concerning its citizenship under Section 1.8 of this Article Eighteenth as the corporation may request in its sole discretion. Registration and recognition of any transfer of shares shall be denied by the corporation upon refusal to furnish any of the foregoing citizenship certifications, documentation or information requested by the corporation.

Each transferor of such shares shall reasonably cooperate with any requests from the corporation to facilitate the transmission of requests for such citizenship certifications and such other documentation and information to the proposed transferee and such proposed transferee’s responses thereto.

(c)         Notwithstanding any of the provisions of this Article Eighteenth, the corporation shall be entitled to rely, without limitation, on the stock transfer and other stockholder records of the corporation (and its transfer agent) for the purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

1.5         Excess Shares. If on any date, including, without limitation, any record date (each, an “Excess Share Date”), the number of shares of any class or series of capital stock of the corporation beneficially owned by Non-U.S. Citizens should exceed the applicable Permitted Percentage with respect to such class or series of capital stock, irrespective of the date on which such event becomes known to the corporation (such shares in excess of the applicable Permitted Percentage, the “Excess Shares”), then the shares of such class or series of capital stock of the corporation that constitute Excess Shares for purposes of this Article Eighteenth shall be (x) those shares that have been acquired by or become beneficially owned by Non-U.S. Citizens, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and including, in reverse chronological order of acquisition, all other acquisitions of beneficial ownership of such shares by Non-U.S. Citizens from and after the acquisition of beneficial ownership of such shares by a Non-U.S. Citizen that first caused such applicable Permitted Percentage to be exceeded, or (y) those shares beneficially owned by Non-U.S. Citizens that exceed the applicable Permitted Percentage as the result of any repurchase or redemption by the corporation of shares of its capital stock, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and going in reverse chronological order of acquisition; provided, however, that: (a) the corporation shall have the sole power to determine, in the exercise of its reasonable judgment, those shares of such class or series that constitute Excess Shares in accordance with the provisions of this Article Eighteenth; (b) the corporation may, in its reasonable discretion, rely on any reasonable documentation provided by Non-U.S. Citizens with respect to the date and time of their acquisition of beneficial ownership of Excess Shares; (c) if the acquisition of beneficial ownership of more than one Excess Share occurs on the same date and the time of acquisition is not definitively established, then the order in which such acquisitions shall be deemed to have occurred on such date shall be determined by lot or by such other method as the corporation may, in its reasonable discretion, deem appropriate; (d) Excess Shares that result from a determination that a beneficial owner has ceased to be a U.S. Citizen shall be deemed to have been acquired, for purposes of this Article Eighteenth, as of the date that such beneficial owner ceased to be a U.S. Citizen; and (e) the corporation may adjust upward to the nearest whole share the number of shares of such class or series deemed to be Excess Shares. Any determination made by the corporation pursuant to this Section 1.5 as to which shares of any class or series of the corporation’s capital stock constitute Excess Shares of such class or series shall be conclusive and shall be deemed effective as of the applicable Excess Share Date for such class or series.

1.6         Redemption.

(a)         In the event that (i) Section 1.4(a) of this Article Eighteenth would not be effective for any reason to prevent the transfer of beneficial ownership of any Excess Share of any class or series of the capital stock of the corporation to a Non-U.S. Citizen, (ii) a change in the status of a Person from a U.S. Citizen to a Non-U.S. Citizen causes a share of any class or series of capital stock of the corporation of which such Person is the beneficial owner to constitute an Excess Share, (iii) any repurchase or redemption by the corporation of shares of its capital stock causes any share of any class or series of capital stock of the corporation beneficially owned by Non-U.S. Citizens to exceed the applicable Permitted Percentage, or (iv) the original issuance by the corporation of a share of any class or series of capital stock of the corporation to a Non-U.S. Citizen results in such share constituting an Excess Share, then, the corporation, by action of the Board of Directors (or any duly authorized committee thereof), in its sole discretion, shall have the power to redeem, unless such redemption is not permitted under the GCL of the State of Delaware or other provisions of applicable law, such Excess Share; provided, however, that the corporation shall not have any obligation under this Section 1.6 to redeem any one or more Excess Shares.

(b)         Until such time as any Excess Shares subject to redemption by the corporation pursuant to this Section 1.6 are so redeemed by the corporation at its option and beginning on the first Excess Share Date for the classes or series of the corporation’s capital stock of which such Excess Shares are a part,

(i)         the holders of such Excess Shares subject to redemption shall (so long as such Excess Shares exist) not be entitled to any voting rights with respect to such Excess Shares, and

(ii)         the corporation shall (so long as such Excess Shares exist) pay into an escrow account dividends and any other distributions (upon liquidation or otherwise) in respect of such Excess Shares.

Full voting rights shall be restored to any shares of a class or series of capital stock of the corporation that were previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been previously paid into an escrow account shall be due and paid solely to the holders of record of such shares, promptly after such time as, and to the extent that, such shares have ceased to be Excess Shares (including as a result of the sale of such shares to a U.S. Citizen prior to the issuance of a Redemption Notice pursuant to Section 1.6(c)(iii) of this Article Eighteenth), provided, however, that such shares have not been already redeemed by the corporation at its option pursuant to this Section 1.6.

(c)         The terms and conditions of redemptions by the corporation of Excess Shares of any class or series of the corporation’s capital stock under this Section 1.6 shall be as follows:

(i)         the per share redemption price (the “Redemption Price”) for each Excess Share shall be paid, as determined by the Board of Directors (or any duly authorized committee thereof) in its sole discretion, (A) by the issuance of one Warrant for each Excess Share, or (B) in cash (by wire transfer or bank or cashier’s check), or (C) by the issuance of Redemption Notes or (D) by any combination of cash and Redemption Notes;

(ii)         with respect to the portion of the Redemption Price being paid in whole or in part by cash and/or by the issuance of Redemption Notes, such portion of the Redemption Price shall be the sum of (A) the Fair Market Value of such Excess Share as of the date of redemption of such Excess Share plus (B) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into an escrow account by the corporation pursuant to Section 1.6(b) of this Article Eighteenth;

(iii)         written notice of the date on which the Excess Shares shall be redeemed (the “Redemption Date”), together with a letter of transmittal to accompany certificates, if any, representing the Excess Shares that are surrendered for redemption shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder’s last known address as the same appears on the stock register of the corporation (the “Redemption Notice”), unless such notice is waived in writing by any such holders;

(iv)         the Redemption Date (for purposes of determining right, title and interest in and to the Excess Shares to be redeemed) shall be the later of (A) the date specified in the Redemption Notice sent to the record holder of the Excess Shares (which shall not be earlier than the date of such notice), and (B) in the case of payment of the Redemption Price by Warrants or Redemption Notes, the date on which the corporation shall have issued the Warrants or the Redemption Notes for the benefit of such record holder, or, in the case of payment of the Redemption Price by cash only, the date on which the corporation shall have irrevocably deposited in trust or set aside for the benefit of such record holder a sum sufficient to pay the Redemption Price, or, in the case of payment of the Redemption Price by a combination of cash and Redemption Notes, the date on which the corporation shall have issued the Redemption Notes for the benefit of such record holder and irrevocably deposited in trust or set aside for the benefit of such record holder a sum sufficient to pay the cash portion of the Redemption Price;

(v)         each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (A) the Redemption Date (as determined pursuant to Section 1.6(c)(iv) of this Article Eighteenth)), (B) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and, to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (C) the Redemption Price and the manner of payment thereof, (D) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation against the simultaneous payment of the Redemption Price, (E) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (F) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest;

(vi)         in the case of the Redemption Price paid in whole by cash, if a Redemption Notice has been duly sent to the record holders of the Excess Shares to be redeemed and the corporation has irrevocably deposited or set aside cash consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares, then dividends shall cease to accrue on all such Excess Shares to be redeemed, all such Excess Shares shall no longer be deemed outstanding and all right, title and interest in respect of such Excess Shares shall forthwith cease and terminate, except only the right of the record holders thereof to receive the Redemption Price, without interest;

(vii)         without limiting Section 1.6(c)(vi) above, on and after the Redemption Date, all right, title and interest in respect of the Excess Shares to be redeemed by the corporation (including, without limitation, voting and dividend and distribution rights) shall forthwith cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for the purpose of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon (and may be either retired or held by the corporation as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest; and

(viii)         upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper form for transfer as specified in the Redemption Notice), the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not redeemed, without cost to the holder of record.

(d)         Nothing in this Section 1.6 shall prevent the recipient of a Redemption Notice from transferring its shares before the Redemption Date if such transfer is otherwise permitted under this Certificate of Incorporation and applicable law and the recipient provides notice of such proposed transfer to the Board of Directors along with the documentation and information required under Section 1.4(b) establishing that such proposed transferee is a U.S. Citizen to the satisfaction of the Board of Directors in its sole discretion before the Redemption Date. If such conditions are met, the Board of Directors shall withdraw the Redemption Notice related to such shares, but otherwise the redemption thereof shall proceed on the Redemption Date in accordance with this Section and the Redemption Notice.

1.7         Citizenship Determinations. The corporation shall have the power to determine, in the exercise of its reasonable judgment and with the advice of counsel, the citizenship of the beneficial owners and the transferees or proposed transferees of any class or series of the corporation’s capital stock for the purposes of this Article Eighteenth. In determining the citizenship of the beneficial owners or their transferees or proposed transferees or, in the case of original issuance, any recipient (and, if such transferees, proposed transferees or recipients are acting as fiduciaries or nominees for any beneficial owners, with respect to such beneficial owners) of any class or series of the corporation’s capital stock, the corporation may rely on the stock transfer records of the corporation and the citizenship certifications required under Section 1.4(b) of this Article Eighteenth and the written statements and affidavits required under Section 1.8 of this Article Eighteenth given by the beneficial owners or their transferees or proposed transferees, or, in the case of original issuance, any recipients (or any beneficial owners for whom such transferees or proposed transferees or recipients are acting as fiduciaries or nominees) (in each case whether such certifications, written statements or affidavits have been given on their own behalf or on behalf of others) to prove the citizenship of such beneficial owners, transferees, proposed transferees or recipients (or any beneficial owners for whom such transferees, proposed transferees or recipients are acting as fiduciaries or nominees). The determination of the citizenship of such beneficial owners, transferees, proposed transferees and recipients (and any beneficial owners for whom such transferees, proposed transferees or recipients are acting as fiduciaries or nominees) may also be subject to proof in such other manner as the corporation may deem reasonable pursuant to Section 1.8(b) of this Article Eighteenth. The determination of the corporation at any time as to the citizenship of such beneficial owners, transferees, proposed transferees and recipients (and any beneficial owners for whom such transferees, proposed transferees or recipients are acting as fiduciaries or nominees) in accordance with the provisions of Article Eighteenth shall be conclusive.

1.8         Requirement to Provide Citizenship Information.

(a)         In furtherance of the requirements of Section 1.2 of this Article Eighteenth, and without limiting any other provision of this Article Eighteenth, the corporation may require the beneficial owners of shares of any class or series of the corporation’s capital stock to confirm their citizenship status from time to time in accordance with the provisions of this Section 1.8, and, as a condition to acquiring and having beneficial ownership of shares of any class or series of capital stock of the corporation, every beneficial owner of any such shares must comply with the following provisions:

(i)         promptly upon a beneficial owner’s acquisition of beneficial ownership of five (5%) percent or more of the outstanding shares of any class or series of capital stock of the corporation, and at such other times as the corporation may determine by written notice to such beneficial owner, such beneficial owner must provide to the corporation a written statement or an affidavit, as specified by the corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the U.S. Maritime Laws, including 46 C.F.R. part 355;

(ii)         promptly upon request by the corporation, each beneficial owner must provide to the corporation a written statement or an affidavit, as specified by the corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information and documents required by the U.S. Coast Guard or the U.S. Maritime Administration under the U.S. Maritime Laws, including 46 C.F.R. part 355;

(iii)         promptly upon request by the corporation, any beneficial owner must provide to the corporation a written statement or an affidavit, as specified by the corporation, duly signed, stating the name and address of such beneficial owner, together with reasonable documentation of the date and time of such beneficial owner’s acquisition of beneficial ownership of the shares of any class or series of capital stock of the corporation specified by the corporation in its request;

(iv)         every beneficial owner must provide, or authorize such beneficial owner’s broker, dealer, custodian, depositary, nominee or similar agent with respect to the shares of each class or series of the corporation’s capital stock beneficially owned by such beneficial owner to provide, to the corporation such beneficial owner’s address; and

(v)         every beneficial owner must provide to the corporation, at any time such beneficial owner ceases to be a U.S. Citizen, as promptly as practicable but in no event less than five business days after the date such beneficial owner becomes aware that it has ceased to be a U.S. Citizen, a written statement, duly signed, stating the name and address of the beneficial owner, the number of shares of each class or series of capital stock of the corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, and a statement as to such change in status of such beneficial owner to a Non-U.S. Citizen.

(b)         The corporation may at any time require reasonable proof, in addition to the citizenship certifications required under Section 1.4(b) of this Article Eighteenth and the written statements and affidavits required under Section 1.8(a) of this Article Eighteenth, of the citizenship of the beneficial owner or the transferee, proposed transferee or, in the case of original issuance, the recipient (and, if such transferee, proposed transferee or recipient is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner) of shares of any class or series of the corporation’s capital stock.

(c)         In the event that (i) the corporation requests in writing (in which express reference is made to this Section 1.8 of this Article Eighteenth) from a beneficial owner of shares of any class or series of the corporation’s capital stock a citizenship certification required under Section 1.4(b) of this Article Eighteenth, a written statement, an affidavit and/or reasonable documentation required under Section 1.8(a) of this Article Eighteenth, and/or additional proof of citizenship required under Section 1.8(b) of this Article Eighteenth, and (ii) such beneficial owner fails to provide the corporation with the requested documentation by the date set forth in such written request, then (x) the voting rights of such beneficial owner’s shares of the corporation’s capital stock shall be suspended, and (y) any dividends or other distributions (upon liquidation or otherwise) with respect to such shares shall be paid into an escrow account, until such requested documentation is submitted in form and substance reasonably satisfactory to the corporation, subject to the other provisions of this Article Eighteenth; provided, however, that the corporation, acting through its Board of Directors, shall have the power, in its sole discretion, to extend the date by which such requested documentation must be provided and/or to waive the application of sub-clauses (x) and/or (y) of this clause (ii) to any of the shares of such beneficial owner in any particular instance.

(d)         In the event that (i) the corporation requests in writing (in which express reference is made to this Section 1.8 of this Article Eighteenth) from the transferee or proposed transferee of, or, in the case of original issuance, the recipient (and, if such transferee, proposed transferee or recipient is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner) of, shares of any class or series of the corporation’s capital stock a citizenship certification required under Section 1.4(b) of this Article Eighteenth, a written statement, an affidavit and/or reasonable documentation required under Section 1.8(a) of this Article Eighteenth, and/or additional proof of citizenship required under Section 1.8(b) of this Article Eighteenth, and (ii) such Person fails to submit the requested documentation in form and substance reasonably satisfactory to the corporation, subject to the other provisions of this Article Eighteenth, by the date set forth in such written request, the corporation, acting through its Board of Directors (or any duly authorized committee thereof), shall have the power, in its sole discretion, to refuse to accept any application to transfer ownership of such shares (if any) or to register such shares on the stock transfer records of the corporation and may prohibit and/or void such transfer, including by placing a stop order with the corporation’s transfer agent, until such requested documentation is so submitted and the corporation is satisfied that the proposed transfer of shares will not result in Excess Shares.

1.9         Severability. Each provision of this Article Eighteenth is intended to be severable from every other provision. If any one or more of the provisions contained in this Article Eighteenth is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article Eighteenth shall not be affected, and this Article Eighteenth shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained herein.

1.10         NYSE Transactions. Nothing in this Article Eighteenth shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other National Securities Exchange or automated inter-dealer quotation system for so long as any class or series of the capital stock of the corporation is listed on the New York Stock Exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of this Article Eighteenth and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article Eighteenth.

Delek US Holdings, Inc. 7102 Commerce Way Brentwood, TN 37027

DEFINITIVE PROXY MATERIALS

VOTE BY INTERNET

Before the Meeting – Go to www.cesonlineservices.com/dk22_vm

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.cesonlineservices.com/dk22_vm

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Corporate Election Services, PO Box 3230 Pittsburgh, PA 15230.

KEEP THIS PORTION FOR YOUR RECORDS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELEK US HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1:

1   Election of Directors:

	NOMINEES:	For	Against	Abstain

1	Ezra Uzi Yemin	☐	☐	☐

2	William J. Finnerty	☐	☐	☐

3	Richard Marcogliese	☐	☐	☐

4	Leonardo Moreno	☐	☐	☐

5	Gary M. Sullivan	☐	☐	☐

6	Vicky Sutil	☐	☐	☐

7	Laurie Z. Tolson	☐	☐	☐

8	Shlomo Zohar	☐	☐	☐

 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 2, 3, 4, AND 5:

	FOR	AGAINST	ABSTAIN
2 To adopt the advisory resolution approving the executive compensation program for our named executive officers as described in the Proxy Statement.
3 Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year.
4 To approve the amendment to the 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder.
5 To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation adding certain provisions required by the Jones Act.

Note: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to virtually attend the 2022 Annual Meeting of Stockholders, you can be sure these shares are represented at the meeting by voting online or promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2021 Annual Report, Notice & Proxy Statement are available at ir.delekus.com

Annual Meeting of Stockholders

May 3, 2022, 1:00 p.m., Central Daylight Savings Time

This proxy is solicited by the Board of Directors

Ezra Uzi Yemin and Reuven Spiegel, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and resubstitution, are hereby authorized to represent and to vote all shares of common stock, par value $0.01 per share, of Delek US Holdings, Inc. held of record by the undersigned on March 25, 2022, at the Annual Meeting of Stockholders to be held on May 3, 2022, at 1:00 p.m., Central Daylight Savings Time, via live webcast at www.cesonlineservices.com/dk22_vm, and any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

(Continued and to be signed on the reverse side)